                                                                   EXHIBIT 10.1

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                                   INDENTURE

                                     among

                       EQI FINANCING PARTNERSHIP I, L.P.,

                                    Issuer,

                             LASALLE NATIONAL BANK,

                               Indenture Trustee

                                      and

                              ABN AMRO BANK N.V.,

                                  Fiscal Agent

                          Dated as of February 6, 1997


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                                  Relating to

                       EQI FINANCING PARTNERSHIP I, L.P.
                    COMMERCIAL MORTGAGE BONDS, SERIES 1997-1

                               TABLE OF CONTENTS

                                                                                                                     Page
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
         PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         PRELIMINARY STATEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         GRANTING CLAUSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                        ARTICLE I.

                                                       DEFINITIONS

         SECTION 1.01.    General Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

                                                       ARTICLE II.

                                                        THE BONDS

         SECTION 2.01.    Payments of Principal and Interest on the Bonds.  . . . . . . . . . . . . . . . . . . . . .   2
         SECTION 2.02.    Denominations.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         SECTION 2.03.    Execution, Authentication, Delivery and Dating. . . . . . . . . . . . . . . . . . . . . . .   6
         SECTION 2.04.    Registration, Registration of Transfer and Exchange . . . . . . . . . . . . . . . . . . . .   7
         SECTION 2.05.    Mutilated, Destroyed, Lost or Stolen Bonds. . . . . . . . . . . . . . . . . . . . . . . . .   8
         SECTION 2.06.    Payments on the Bonds.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.07.    Persons Deemed Owners.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         SECTION 2.08.    Cancellation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         SECTION 2.09.    Authentication and Delivery of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         SECTION 2.10.    Forms of Bonds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         SECTION 2.11.    Termination of Book-Entry System  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 2.12.    General Restrictions on Transfers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 2.13.    Transfers of Bonds from One Form to Another.  . . . . . . . . . . . . . . . . . . . . . . .  19
         SECTION 2.14.    No Obligation to Monitor Compliance.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

                                                       ARTICLE III.

                                                        COVENANTS

         SECTION 3.01.    Payment of Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 3.02.    Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 3.03.    Money for Bond Payments to Be Held in Trust . . . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 3.04.    Protection of Trust Estate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23





                                      (i)
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
                                                                                                                     Page
                                                                                                                     ----
                                                       ARTICLE IV.

                                                SATISFACTION AND DISCHARGE

         SECTION 4.01.    Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         SECTION 4.02.    Application of Trust Money  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

                                                        ARTICLE V.

                                                  DEFAULTS AND REMEDIES

         SECTION 5.01.    Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 5.02.    Acceleration of Maturity; Rescission and Annulment  . . . . . . . . . . . . . . . . . . . .  26
         SECTION 5.03.    Collection of Indebtedness and Suits for Enforcement
                          by Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         SECTION 5.04.    Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 5.05.    Optional Preservation of Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 5.06.    Indenture Trustee May File Proofs of Claim  . . . . . . . . . . . . . . . . . . . . . . . .  29
         SECTION 5.07.    Indenture Trustee May Enforce Claims without
                          Possession of Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         SECTION 5.08.    Application of Money Collected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         SECTION 5.09.    Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         SECTION 5.10.    Unconditional Rights of Bondholders to Receive
                          Principal and Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         SECTION 5.11.    Restoration of Rights and Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 5.12.    Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 5.13.    Delay or Omission Not Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 5.14.    Control by Bondholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 5.15.    Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 5.16.    Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 5.17.    Waiver of Stay or Extension Laws  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 5.18.    Rights Upon a Nonrecoverable Advance Determination  . . . . . . . . . . . . . . . . . . . .  35
         SECTION 5.19.    Action on Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         SECTION 5.20.    No Recourse to Other Assets of the Issuer . . . . . . . . . . . . . . . . . . . . . . . . .  35
         SECTION 5.21.    Franchise Agreements, Allocation Affidavits, Etc. . . . . . . . . . . . . . . . . . . . . .  35

                                                       ARTICLE VI.

                                                  THE INDENTURE TRUSTEE

         SECTION 6.01.    Duties of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36





                                      (ii)
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
                                                                                                                     Page
                                                                                                                     ----
         SECTION 6.02.    Notice of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         SECTION 6.03.    Rights of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 6.04.    Not Responsible for Recitals or Issuance of Bonds . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 6.05.    May Hold Bonds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 6.06.    Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         SECTION 6.07.    Compensation, Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         SECTION 6.08.    Eligibility: Disqualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 6.09.    Indenture Trustee's Capital and Surplus . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 6.10.    Resignation and Removal; Appointment of Successor . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 6.11.    Acceptance of Appointment by Successor  . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         SECTION 6.12.    Merger or Consolidation of the Indenture Trustee and the Fiscal Agent . . . . . . . . . . .  42
         SECTION 6.13.    Co-Trustees and Separate Indenture Trustees . . . . . . . . . . . . . . . . . . . . . . . .  43
         SECTION 6.14.    Servicing Agreement and Certain Documents . . . . . . . . . . . . . . . . . . . . . . . . .  44
         SECTION 6.15     Review of Mortgage Files  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                                                       ARTICLE VII.

                                              BONDHOLDERS' LISTS AND REPORTS

         SECTION 7.01.    Issuer to Furnish Indenture Trustee Names and
                          Addresses of Bondholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         SECTION 7.02.    Preservation of Information: Communications to
                          Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 7.03.    Reports by Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 7.04.    Reports by Issuer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46

                                                      ARTICLE VIII.

                                            ACCOUNTS, PAYMENTS OF INTEREST AND
                                                 PRINCIPAL, AND RELEASES

         SECTION 8.01.    Collection of Moneys  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 8.02.    Collateral Proceeds Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 8.03.    General Provisions Regarding the Collateral
                          Proceeds Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         SECTION 8.04.    Central Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 8.05.    Reports by Indenture Trustee to Bondholders;
                          Access to Certain Information.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 8.06.    Release of Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 8.07.    Amendment to Servicing Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51





                                     (iii)
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
                                                                                                                     Page
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
         SECTION 8.08.    Appointment of Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 8.09.    Termination of Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         SECTION 8.10.    Appointment of Custodians . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         SECTION 8.11.    The Fiscal Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52

                                                       ARTICLE IX.

                                               SUPPLEMENTAL INDENTURES AND
                                          MODIFICATIONS OF OTHER LOAN DOCUMENTS

         SECTION 9.01.    Supplemental Indentures without Consent of
                          Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         SECTION 9.02.    Supplemental Indentures with Consent of Bondholders . . . . . . . . . . . . . . . . . . . .  54
         SECTION 9.03.    Execution of Supplemental Indentures  . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         SECTION 9.04.    Effect of Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         SECTION 9.05.    Reference in Bonds to Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . .  56
         SECTION 9.06.    Amendments to Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         SECTION 9.07.    Amendments to Governing Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57

                                                        ARTICLE X.

                                                      MISCELLANEOUS

         SECTION 10.01.   Compliance Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         SECTION 10.02.   Form of Documents Delivered to Indenture Trustee  . . . . . . . . . . . . . . . . . . . . .  58
         SECTION 10.03.   Acts of Bondholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         SECTION 10.04.   Notices to Indenture Trustee and Issuer . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         SECTION 10.05.   Notices and Reports to Bondholders; Waiver of Notices . . . . . . . . . . . . . . . . . . .  60
         SECTION 10.06.   Rules by Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         SECTION 10.07.   Effect of Headings and Table of Contents  . . . . . . . . . . . . . . . . . . . . . . . . .  60
         SECTION 10.08.   Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         SECTION 10.09.   Separability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 10.10.   Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 10.11.   Legal Holidays  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 10.12.   Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 10.13.   Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 10.14.   Issuer Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         SECTION 10.15.   Usury . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         SECTION 10.16    Streit Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         SECTION 10.17    Use of Schedule C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62





                                      (iv)

SCHEDULE A                Schedule of Mortgaged Properties and Initial Allocated
                          Loan Amounts
SCHEDULE B                Amortization Schedule

SCHEDULE C                Schedule of Surveys, Property Condition Reports and
                          Environmental Reports

EXHIBIT A                 Form of Class A Bond
EXHIBIT B                 Form of Class B Bond
EXHIBIT C                 Form of Class C Bond
EXHIBIT D                 Regulation S Exchange Certificate (Bond Owner)
EXHIBIT E                 Regulation S Exchange Certificate (Euroclear or Cedel)
EXHIBIT F                 Letter Agreement (to the Depository Trust Company)
EXHIBIT G                 Transferee Agreement
EXHIBIT H                 Transfer Certificate
EXHIBIT I                 Rule 144A Certificate
EXHIBIT J                 Forms of Franchisor Comfort Letters
EXHIBIT K                 Form of Allocation Affidavit

ANNEX I                   Glossary




                                      (v)

                                    PARTIES

         THIS INDENTURE, dated as of February 6, 1997 (as amended or supplemented from time to time as permitted hereby, this "Indenture"), among EQI FINANCING PARTNERSHIP I, L.P., a Tennessee limited partnership (together with its permitted successors and assigns, the "Issuer"), LASALLE NATIONAL BANK, a nationally chartered bank, as trustee (together with its permitted successors in the trusts hereunder, the "Indenture Trustee"), and ABN AMRO BANK N.V., a Netherlands banking corporation, as fiscal agent of the Indenture Trustee (together with its permitted successors and assigns, the "Fiscal Agent").


                             PRELIMINARY STATEMENT

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Commercial Mortgage Bonds, Series 1997-1, Class A, Class B and Class C (the "Bonds"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Bonds. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         The Issuer is the owner of the parcels of real property listed on Schedule A to this Indenture (the "Premises") and the Improvements and Equipment and various rights related thereto (as more fully described in the granting clauses of the Mortgages (as defined below), the "Mortgaged Properties"). As of the date hereof, the Issuer has granted the Indenture Trustee a mortgage, deed of trust, deed to secure debt or other security instrument (each, a "Mortgage") on each of the Mortgaged Properties to secure payment of the Bonds. This Indenture is intended to confirm the granting of those Mortgages and, inter alia, to provide for the administration of the Bonds.

         All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.


                                GRANTING CLAUSE

         The Issuer hereby confirms the Grants it gave in the Mortgages to the Indenture Trustee, for the exclusive benefit of the Bondholders, of all of the Issuer's right, title and interest in and to the Mortgaged Properties relating to the Premises listed in Schedule A to this Indenture, including the related Mortgage Files. The Issuer also hereby Grants to the Indenture Trustee, for the exclusive benefit of the Bondholders, all of the Issuer's right, title and interest in and to (a) all cash, instruments or other property held or required to be deposited in the Loss Proceeds Account, the Central Account (including the related Sub-Accounts) or the Collateral Proceeds Account, including any income on funds deposited in, or investments made with funds deposited in, the Loss Proceeds Account, the Central Account or the Collateral Proceeds Account,
(b) all Required Insurance Policies and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds.

         Such Grants are made, however, in trust to secure (i) the payment of all amounts due on the Bonds in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

         The Indenture Trustee acknowledges such Grant and the Grants given in the Mortgages and confirmed herein, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the end that the interests of the Bondholders may be adequately and effectively protected.


                                   ARTICLE I.

                                  DEFINITIONS

         SECTION 1.01.    GENERAL DEFINITIONS

         Except as otherwise specified or as the context may otherwise require, capitalized terms used herein have the respective meanings set forth in the Glossary attached hereto as Annex I for all purposes of this Indenture.


                                  ARTICLE II.

                                   THE BONDS

         SECTION 2.01.    PAYMENTS OF PRINCIPAL AND INTEREST ON THE BONDS.

         (a)     General Provisions with Respect to Principal and Interest

                 (i) The Bonds shall be designated generally as the "Commercial Mortgage Bonds, Series 1997-1" of the Issuer.

                 (ii) The aggregate principal amount of Bonds that may be authenticated and delivered under the Indenture is limited to $88,000,000, except for the Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Bonds pursuant to Sections 2.04, 2.05 or 9.05 of this Indenture. The Bonds shall consist of three Classes, having designations, initial principal amounts, Class Interest Rates and Stated Maturities as follows:

                                                Initial
                                               Principal           Class Interest
                 Designation                    Amount                  Rate                Stated Maturity
                 -----------                    -------            -------------            ----------------
       Series 1997-1, Class A                 $27,400,000              6.825%               November 20, 2006
       Series 1997-1, Class B                 $50,600,000              7.370%               December 20, 2015
       Series 1997-1, Class C                 $10,000,000              7.580%               February 20, 2017


                 (iii)    The Bonds shall be issued in the form specified in
         Section 2.10.

                 (iv)     Subject to this Section 2.01, Section 3.01 and
         Section 5.10, the principal of each Class of Bonds shall be payable in installments as described herein ending no later than the Stated Maturity for such Class, unless the principal balance of the Bonds becomes due and payable at an earlier date by declaration of acceleration or otherwise.

                 (v) Notwithstanding any provision in this Indenture to the contrary, unless expressly stated otherwise, any reference herein to accrued and unpaid interest shall not include accrued Excess Interest or interest on accrued Excess Interest.

         (b) Scheduled Payments. Except as otherwise provided herein, the aggregate amount of principal and interest on the Bonds due and payable on each Payment Date shall be equal to the Scheduled Payment for such Payment Date.
All Scheduled Payments made with respect to the Bonds shall be applied on each Payment Date in accordance with this Section 2.01 first, to the payment of accrued and unpaid interest on the Class A Bonds on such Payment Date and then to principal due on the Class A Bonds, second, to the payment of accrued and unpaid interest on the Class B Bonds and then to principal due on the Class B Bonds, and third, to the payment of accrued and unpaid interest on the Class C Bonds and then to principal due on the Class C Bonds. The Scheduled Payments reflected on the original Amortization Schedule shall be (i) reduced to reflect a Prepayment in full of a Class of Bonds and (ii) adjusted following a partial Prepayment of a Class of Bonds to reflect the reamortization of such Class of Bonds based on the remaining term of its amortization schedule and its reduced principal balance, calculated by the Servicer pursuant to the Servicing Agreement in the same manner as the original Amortization Schedule.

         (c)  Interest Payments.

                 (i) With respect to each Payment Date or Special Payment Date, interest on each Class of Bonds shall accrue at its respective Class Interest Rate from and including the previous Payment Date (or the Closing Date in the case of the first Payment Date) through and including the Accounting Date for the Payment Date or Special Payment Date on which such interest shall be payable, such interest to accrue on the principal balance of such Class of Bonds as of such Accounting Date (or on the prepaid principal to be paid on such Class of Bonds on the Special Payment Date). Interest on the Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                 (ii) If any Scheduled Payment is not paid in full by the Issuer in immediately available funds within five days after the related Payment Date, then, regardless of whether a P&I Advance is made with respect to such Scheduled Payment, interest shall accrue at the applicable Default Rate on such unpaid portion of the Scheduled Payment due on the Class A, Class B or Class C Bonds, respectively, during the period from and including such Payment Date through and including the day preceding the date on which such amount is paid in full by the Issuer. Holders of the Class A, Class B or Class C Bonds are entitled to interest paid at the Default Rate only if the Scheduled Payment due and payable on such Class was not paid or advanced within five days after the related Payment Date. Interest paid at the Default Rate may be deposited either in the Central Account or the Collateral Proceeds Account and will be applied with other amounts in such accounts in accordance with the priorities set forth in the Servicing Agreement or this Indenture, respectively.

                 (iii) In addition to interest at the applicable Class Interest Rate, in the event the Bonds have not been paid in full by the Trigger Date, each Class of Bonds will bear Excess Interest from and including such date on the principal balance of such Class of Bonds. Such Excess Interest shall not be payable on a Class of Bonds until the date on which all principal on all Classes of Bonds has been paid in full. Accrued and unpaid Excess Interest on a Class of Bonds shall bear interest at a rate per annum of 2% above the greater of (A) the Class Interest Rate for such Class of Bonds and (B) the Treasury Rate applicable to such Class of Bonds, and shall not be payable until such time that Excess Interest is payable on the Bonds. Accrued and unpaid Excess Interest and interest accrued thereon, when payable on the Bonds, will be applied in sequential order to the Class A, Class B and Class C Bonds until each Class has been paid such amounts in full. Interest accrued and unpaid on Excess Interest on a Class of Bonds shall be payable prior to accrued and unpaid Excess Interest on such Class of Bonds.

         (d)  Principal Payments.

                 (i) On each Payment Date, the principal portion of each Scheduled Payment shall be payable on the Class A, Class B and Class C Bonds in the amount set forth on the Amortization Schedule or, following the first Prepayment of the Bonds, in the amount reflecting the adjustment in the Scheduled Payments from time to time pursuant to
         Section 2.01(b). Principal payments (including Prepayments) on the Bonds of each Class shall be made to the Holders of the Bonds of such Class pro rata in the proportion that the principal balance of each Outstanding Bond of such Class bears to the aggregate principal balance of all Bonds of such Class.

                 (ii) Beginning with the Trigger Date and continuing on each Payment Date thereafter until the Bonds are paid in full, the Issuer shall pay in addition to scheduled principal the Excess Principal Payment for such Payment Date.


                 (iii) Subject to Sections 5.08 and 8.02, Excess Principal Payments and Prepayments on the Bonds will be applied in sequential order to the Class A, Class B and Class C Bonds until each such Class has been paid in full.

         (e)  Prepayments and Yield Maintenance Premiums.

                 (i) On any Payment Date following the Lock-Out Period, the Issuer may make voluntary Prepayments on the Bonds, in whole or in part, provided that:

                          (A) no Event of Default shall have occurred and be continuing (other than an Event of Default that will be cured by such Prepayment);

                          (B) the Issuer shall have given no less than 10 days'
                 prior written notice to the Indenture Trustee and the Servicer, such notice to specify the Class or Classes of Bonds to be prepaid and the amount of such Prepayment;

                          (C) the Issuer pays with respect to the Bonds being
                 prepaid the applicable Yield Maintenance Premium, except that no Yield Maintenance Premium will be required to be paid with respect to such Prepayment to be applied on a Class of Bonds during the Prepayment Window;

                          (D) if such Prepayment is being made in connection with a Release of a Mortgaged Property, the conditions precedent for a Release are satisfied; and

                          (E) all amounts required to be paid by the Issuer in connection with such Prepayment are received by the Indenture Trustee no later than the Remittance Date for the Payment Date on which the Prepayment is to be applied, together with all other amounts required to be paid by the Issuer on such Payment Date.

                 Notwithstanding the foregoing, Prepayments made in connection with Permitted Prepayment Events shall not be subject to the Lock-Out Period or payment of the Yield Maintenance Premium.

                 (ii) Prepayment resulting from an Event of Loss shall be payable on the related Special Payment Date and the portion of such Prepayment allocable to interest shall equal the amount necessary to pay accrued and unpaid interest on the portion of such Prepayment to be allocable as principal at the applicable Class Interest Rate for the Class of Bonds on which the prepaid principal will be applied.

                 (iii) The Yield Maintenance Premium, to the extent required to be paid pursuant hereto or the related Mortgage, will be applied as excess interest for each Class of Bonds to which the prepaid principal will be applied.

         (f) Notwithstanding any of the foregoing provisions with respect to payments of principal of and interest on the Bonds, if the Bonds have become or been declared due and payable following an Event of Default and such acceleration of maturity and its consequences have not been rescinded and annulled, then payments of principal of and interest on the Bonds shall be made in accordance with Section 5.08.

         SECTION 2.02.    DENOMINATIONS.

         The Bonds shall be issuable only as registered Bonds in the minimum denomination of $100,000 and integral multiples of $1,000 in excess thereof.

         SECTION 2.03.    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         (a) The Bonds shall be executed on behalf of the Issuer by the President or one of the Vice Presidents of the Issuer's General Partner. The signature of such officer on the Bonds may be manual or facsimile.

         (b) Bonds bearing the manual or facsimile signature of an individual who was at any time a proper officer of the General Partner shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Bonds or did not hold such office at the date of such Bonds.

         (c) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed on behalf of the Issuer to the Indenture Trustee for authentication; and the Indenture Trustee shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

         (d) The form of the Indenture Trustee's certificate of authentication is as follows:

                 This is one of the Class ___ Bonds referred to in the within-mentioned Indenture.

                                  LaSalle National Bank,
                                  as Indenture Trustee


                                  By:
                                     -----------------------
                                         Authorized Signatory

         (e) Each Bond authenticated on the Closing Date shall be dated the Closing Date. All other Bonds which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

         (f) No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized officers or employees, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

         SECTION 2.04.    REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         (a) The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Indenture Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided. Upon any resignation of any Bond Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Bond Registrar.

         (b) At any time the Indenture Trustee is not also the Bond Registrar, the Indenture Trustee shall be a co-Bond Registrar. The Issuer shall cause each co-Bond Registrar to furnish the Bond Registrar promptly after each authentication of a Bond by it appropriate information with respect thereto for entry by the Bond Registrar into the Bond Register. If the Indenture Trustee shall at any time not be authorized to keep and maintain the Bond Register, the Indenture Trustee shall have the right to inspect such Bond Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Bond Register as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds as held.

         (c) Upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount.

         (d) At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, and of a like aggregate initial principal amount, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver, the Bonds that the Bondholder making the exchange is entitled to receive.

         (e) All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

         (f) Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

         (g) No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer or the Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds.

         SECTION 2.05.    MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

         (a) If (1) any mutilated Bond is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond, and (2) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Issuer and the Indenture Trustee to save each of the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer or the Indenture Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Indenture Trustee shall be entitled to recover such new Bond from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity, provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Indenture Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.

         (b) Upon the issuance of any new Bond under this Section, the Issuer, the Indenture Trustee or the Bond Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or the Bond Registrar) connected therewith.

         (c) Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         (d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

         SECTION 2.06.    PAYMENTS ON THE BONDS.

         (a)     Payments on Bonds issued as Global Bonds will be made by or on
behalf of the Indenture Trustee to DTC or its nominee.   Payments on any IAI
Bonds or Definitive Bonds that are punctually paid or duly provided for by the Issuer on the applicable Payment Date (or Special Payment Date) shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date for such Payment Date (or Special Payment Date) by wire transfer of immediately available funds to the account of a Bondholder, unless such Bondholder has not either provided the Indenture Trustee with wiring instructions in writing by five days prior to the related Record Date or provided the Indenture Trustee with such instructions for any previous Payment Date, in which case, payments on the Bonds will be made by check mailed to such Person's address as it appears in the Bond Register on such Record Date. Notwithstanding the above, the final installment of principal payable with respect to such Bond shall be payable as provided in subsection (c) below of this Section 2.06. A fee may be charged by the Indenture Trustee to a Bondholder of Definitive Bonds (or IAI Bonds) for any payment made by wire transfer. Any required payments on the Bonds not punctually paid or duly provided for shall be payable as soon as funds are available to the Indenture Trustee for payment thereof, or if Section 5.08 applies, pursuant to Section 5.08.

         (b) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date (or Special Payment Date) shall be binding upon all Holders of such Bond and of any Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Bond.

         (c) The final installment of principal of each Bond shall be payable only upon presentation and surrender thereof on or after the Payment Date (or Special Payment Date) therefor at the Indenture Trustee's Corporate Trust Office or New York Presenting Office pursuant to Section 3.02. Whenever the Indenture Trustee expects that the entire remaining unpaid principal balance of any Bond will become due and payable on the next Payment Date (or Special Payment Date), it shall, no later than one Business Day prior to such Payment Date (or Special Payment Date), telecopy or hand deliver to each Person in whose name a Bond to be so retired is registered at the close of business on such otherwise applicable Record Date a notice to the effect that:

                 (i) the Indenture Trustee expects that funds sufficient to pay such final installment will be available in the Collateral Proceeds Account on such Payment Date (or Special Payment Date); and

                (ii) if such funds are available, (A) such final installment will be payable on such Payment Date (or Special Payment
         Date), but only upon presentation and surrender of such Bond at the office or agency of the Indenture Trustee maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice) and (B) no interest shall accrue on such Bond after such Payment Date (or Special Payment Date).

         (d) Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to unpaid principal and interest and other amounts that were carried by such other Bond. Any checks mailed pursuant to subsection (a) of this Section 2.06 and returned undelivered shall be held in accordance with Section 3.03.

         (e) Not later than each Payment Date, the Indenture Trustee shall prepare a statement (a "Payment Date Statement") with respect to such Payment Date setting forth:

                  (i) the amount of the related Scheduled Payment allocable as interest and principal to the Class A Bonds, Class B Bonds and Class C Bonds on such Payment Date;

                 (ii) the amount of interest actually paid to Class A Bondholders, Class B Bondholders and Class C Bondholders on such Payment Date;

                (iii) the amount of Excess Principal Payments payable on each Class of Bonds on such Payment Date and the aggregate amount of scheduled principal actually paid to Class A Bondholders, Class B Bondholders and Class C Bondholders on such Payment Date;

                 (iv) the aggregate amount of Prepayments, including Release Price payments, made on each of the Class A, Class B and Class C Bonds on such Payment Date and any other Prepayments made on a Special Payment Date (and any interest thereon) to the extent not previously reported and the principal balance of the Outstanding Class A Bonds, Class B Bonds and Class C Bonds after giving effect to such payments and any scheduled payments of principal on such Payment Date;

                  (v) the amount of any Yield Maintenance Premiums paid to the Class A Bonds, Class B Bonds and Class C Bonds with respect to such Payment Date;

                 (vi) the amount of Excess Interest accrued with respect to each of the Class A, Class B and Class C Bonds as of such Payment Date since the previous Payment Date and the aggregate amount of accrued and unpaid Excess Interest on each such Class as of such Payment Date, plus interest accrued and unpaid on such Excess Interest, for each such Class as of such Payment Date and the amount of such Excess Interest to be paid on each such Class on such Payment Date;

                (vii) the aggregate amount of P&I Advances included in the payments described in clauses (ii) and (iii) and the aggregate amount of unreimbursed P&I Advances and Property Protection Advances at the close of business on the related Determination Date (as reported by the Servicer to the Indenture Trustee);

               (viii) the amount of Indenture Trustee Fees (including co-trustee fees payable hereunder) and Servicing Fees (as reported by the Servicer) payable with respect to such Payment Date and any such fees accrued but unpaid as of the related Determination Date;

                 (ix) the amount, if any, withdrawn from the Central Account (as reported by the Servicer) and the Collateral Proceeds Account and paid to the Indenture Trustee, the Fiscal Agent or the Servicer as reimbursement for Advances, plus Advance Interest paid thereon on or prior to the related Determination Date, to the extent not previously reported;

                  (x) as reported by the Servicer to the Indenture Trustee, the amount of (A) any withdrawals from the FF&E Reserve Sub-Account on or prior to the related Determination Date, to the extent not previously reported, (B) any costs for FF&E Replacements submitted to the Servicer for reimbursement by the Issuer but unreimbursed as of the related Determination Date, and (C) funds remaining in the FF&E Reserve Sub-Account as of the related Determination Date;

                 (xi) as reported by the Servicer to the Indenture Trustee, the amount of (A) any funds released from the Loss Proceeds Account to the Issuer on or prior to the related Determination Date for the purpose of Restorations or otherwise (as indicated therein), to the extent not previously reported, (B) funds remitted to the Collateral Proceeds Account from the Loss Proceeds Account on or prior to the related Determination Date, to the extent not previously reported, and (C) funds, if any, in the Loss Proceeds Account as of the related Determination Date; and

                (xii) the amount, if any, released to the Issuer from the Central Account on such Payment Date on or prior to the related Determination Date, as reported by the Servicer to the Indenture Trustee, to the extent not previously reported.

                 In the case of information furnished pursuant to clauses (i),
(ii) and (iii) above, the amounts may be expressed as a dollar amount per $1,000 denomination of Bonds.

         (f) On each Payment Date, the related Payment Date Statement will be delivered by the Indenture Trustee as described below only in the event it receives the related Servicer report in the form and by the time required under Section 3.06 of the Servicing Agreement. On each Special Payment Date, the Indenture Trustee shall deliver a statement (a "Special Payment Date Statement") setting forth the aggregate amount of Prepayments, plus interest thereon, to be paid on such Special Payment Date to Class A Bondholders, Class B Bondholders and Class C Bondholders and the principal balance of the Outstanding Class A Bonds, Class B Bonds, and Class C Bonds after giving effect to such Prepayments. On each Payment Date and Special Payment Date, the related Payment Date Statement and Special Payment Date Statement, respectively, shall be delivered by the Indenture Trustee to the Issuer, DTC, the Initial Purchasers and the Rating Agency and shall also be delivered to each Bondholder as the statement required pursuant to Section 8.05. The Indenture Trustee shall have no responsibility to recalculate, verify or recompute information contained in any such Servicer's report.

         (g) On the Payment Date following receipt by the Indenture Trustee, the Indenture Trustee will deliver to each Bondholder who has provided the Indenture Trustee with a one-time written request the financial statements and reports required to be delivered by the Issuer to the Indenture Trustee pursuant to Section 5.01(a) of the Mortgages. The Indenture Trustee shall have no responsibility to recalculate, verify or recompute information contained in any such financial statements or reports.

         (h) Within a reasonable period of time after the end of each calendar year, the Indenture Trustee will be required to furnish to each person who at any time during the calendar year was a Bondholder a statement containing certain information set forth in paragraph (e) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Bondholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

         SECTION 2.07.    PERSONS DEEMED OWNERS.

         Prior to due presentment for registration of transfer of any Bond, the Issuer, the Indenture Trustee, any Agent and any other agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Bond is registered as the owner of such Bond (a) on the applicable Record Date for the purpose of receiving required payments on such Bond and (b) on any other date for all other purposes whatsoever, and neither the Issuer, the Indenture Trustee, any Agent nor any other agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         SECTION 2.08.    CANCELLATION.

         All Bonds surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it.
The Issuer may at any time deliver to the Indenture Trustee for cancellation any Bond previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Indenture Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Indenture Trustee shall be held by the Indenture Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

         SECTION 2.09.    AUTHENTICATION AND DELIVERY OF BONDS.

         The Bonds may be executed by the Issuer and delivered to the Indenture Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Indenture Trustee, upon Issuer Request and upon receipt by the Indenture Trustee of the following:

                 (a) an Officer's Certificate evidencing the authorization of the execution and delivery of this Indenture and the execution, authentication and delivery of the Bonds, and specifying the Stated Maturity, the principal amount and the Class Interest Rate of each Class of Bonds to be authenticated and delivered; and

                 (b) one or more Opinions of Counsel (upon which the Indenture Trustee may rely) regarding conditions precedent relating to the authentication and delivery of the Bonds, which Opinions of Counsel shall be reasonably satisfactory in form and substance to the Indenture Trustee.

                 In rendering the opinions set forth in paragraph (b) above, such counsel may rely upon officer's certificates of the General Partner, the Issuer, the Servicer, and the Indenture Trustee, without independent confirmation or verification with respect to factual matters relevant to such opinions.

                 (c) an Officers' Certificate complying with the requirements of Section 10.01 and stating that:

                          (i) the Issuer is not in Default under this Indenture and the issuance of the Bonds will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's Certificate of Limited Partnership or Partnership Agreement or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds have been complied with;

                         (ii) the information set forth in the schedule attached as Schedule A to this Indenture is correct; and

                        (iii) attached thereto is a true and correct copy of a letter signed by the Rating Agency confirming that the Class A Bonds have been rated "AA," the Class B Bonds have been rated "A" and the Class C Bonds have been rated "BBB" by such Rating Agency.

         SECTION 2.10.   FORMS OF BONDS.

         (a) The Class A, Class B and Class C Bonds shall be in substantially the form set forth in Exhibits A, B and C, respectively, attached hereto with such insertions, omissions, substitutions and other variations as are required or permitted hereunder, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be necessary or desirable as determined by the officers executing such Bonds, as evidenced by their execution thereof. Only the Global Bonds will contain the first paragraph of Exhibits A, B and C.

         (b) Bonds sold within the United States to investors that are Institutional Accredited Investors, but that are not QIBs, will be issued and registered in certificated form as IAI Bonds. Upon the written request of a QIB that is purchasing a Bond on the Closing Date, such purchaser may obtain a Bond in definitive, certificated form (a "Definitive Bond") rather than through the facilities of DTC. The Definitive Bonds and the IAI Bonds may be produced in any manner determined by the officers executing such Bonds, as evidenced by their execution thereof.

         (c) Except as set forth in paragraph (b) above, Bonds of each Class sold within the United States to QIBs will be represented initially by a single Global Bond in definitive, fully registered form without interest coupons (a "Rule 144A Global Bond") and will be registered in the name of DTC or its nominee, and deposited with the Indenture Trustee as custodian for DTC. The aggregate principal amount of the Rule 144A Global Bond may be increased or decreased from time to time by adjustments made on the books and records of the Indenture Trustee and DTC or its nominee, as hereinafter provided.

         (d) Bonds of each Class sold in offshore transactions in reliance on Regulation S initially will be represented by a single Global Bond in definitive, fully registered form without interest coupons (each, a "Regulation S Temporary Global Bond") and will be deposited on behalf of the subscribers therefor with the Indenture Trustee as custodian for DTC. The Regulation S Temporary Global Bond will be registered in the name of DTC or its nominee, for credit to the subscribers' respective accounts at Euroclear or CEDEL. Beneficial interests in the Regulation S Temporary Global Bond may be held only through Euroclear or CEDEL. The aggregate principal amount of the Regulation S Temporary Global Bond may be increased or decreased from time to time by adjustments made on the books and records of the Indenture Trustee and DTC or its nominee, as hereinafter provided.

         Within a reasonable period of time after the expiration of the 40-day restricted period referred to in Rule 903(c)(3) of Regulation S (the "40-day restricted period"), the Regulation S Temporary Global Bond will be exchanged for another Global Bond registered in the name of

DTC or its nominee, and deposited with the Indenture Trustee as custodian for DTC (the "Regulation S Permanent Global Bond"), but only upon delivery of certifications of compliance in the form of Exhibit D and Exhibit E (the
"Regulation S Exchange Certificates").   Investors that hold beneficial
interests in the Regulation S Permanent Global Bond may hold such interests through CEDEL, Euroclear or other organizations that are participants in the DTC system. The aggregate principal amount of the Regulation S Permanent Global Bond may be increased or decreased from time to time by adjustments made on the books and records of the Indenture Trustee and DTC or its nominee, as hereinafter provided.

         (e) The Indenture Trustee shall deal with DTC and Participants as representatives of the Bond Owners of such Bonds for purposes of exercising the rights of Bondholders hereunder. Each required payment on a Global Bond shall be paid to DTC, which shall credit the amount of such payments to the account of its Participants in accordance with its normal procedures. Each Participant shall be responsible for disbursing such payments to the Bond Owners of the Global Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Bond Owners of the Global Bonds that it represents. All such credits and disbursements are to be made by DTC and the Participants in accordance with the provisions of the Bonds. None of the Indenture Trustee, the Bond Registrar, if any, the Issuer, or any Agents shall have any responsibility therefore except as otherwise provided by applicable law. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Bond Owners.

         SECTION 2.11. TERMINATION OF BOOK-ENTRY SYSTEM.

         (a) The book-entry system through DTC with respect to the Global Bonds may be terminated upon the happening of any of the following:

                 (i) DTC or the Issuer advises the Indenture Trustee that DTC is no longer willing or able properly to discharge its responsibilities under the Letter Agreement (attached as Exhibit F) and the Issuer is unable to locate a qualified successor clearing agency satisfactory to the Indenture Trustee and the Issuer;

                (ii) The Issuer, in its sole discretion but with the consent of the Indenture Trustee, elects to terminate the book-entry system by notice to DTC and the Indenture Trustee; or

               (iii) After the occurrence of an Event of Default when such notice shall be given pursuant to Section 6.02 (at which time the Indenture Trustee shall promptly notify DTC of such Event of Default), the Bond Owners of a majority in principal balance of the Outstanding Global Bonds advise the Indenture Trustee in writing, through the related Participants and DTC, that the continuation of a book-entry system through DTC to the exclusion of any Definitive Bonds being issued to any person other than DTC or its nominee is no longer in the best interests of the Bond Owners.

         (b) Upon the occurrence of any event described in subsection (a) above, the Indenture Trustee shall notify DTC of the occurrence of such event and of the availability of Definitive Bonds to Bond Owners requesting the same, in an aggregate current principal balance of the Outstanding Bonds representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest. Definitive Bonds shall be issued only upon surrender to the Indenture Trustee of the Global Bond(s) by DTC, accompanied by registration instructions for the Definitive Bonds.
Neither the Issuer nor the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Bonds, all references herein to obligations imposed upon or to be performed by DTC shall cease to be applicable and the provisions relating to Definitive Bonds shall be applicable.

SECTION 2.12.    GENERAL RESTRICTIONS ON TRANSFERS.

         (a) The Bonds will not be registered under the 1933 Act, or any state securities or "blue sky" laws, and none of the Indenture Trustee, the Fiscal Agent, the Issuer, the Placement Agent nor the Servicer are under any obligation to register or qualify the Bonds under the 1933 Act or any state securities laws or to provide registration rights to any purchaser. No sale, pledge or other transfer of any Bond or any beneficial interest therein may be made by any person unless such sale, pledge or other transfer is made (i) to the Issuer or the Initial Purchasers, (ii) pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or (iii) (A) to QIBs in transactions complying with the requirements of Rule 144A, (B) to Institutional Accredited Investors who sign an agreement substantially in the form of Exhibit G hereto (a "Transferee Agreement"), or (C) in transactions outside the United States complying with the provisions of Regulation S.

         (b) Each Person who becomes a Bondholder or a Bond Owner will be deemed to have agreed to indemnify the Issuer, the Placement Agent, the Indenture Trustee, the Fiscal Agent and the Servicer against any liability that may result if such holder transfers such Bond or interest in a manner that is not exempt or in accordance with applicable federal, state and foreign securities laws. In addition, each Bondholder and Bond Owner that does not execute a Transferee Agreement shall be deemed to have represented and warranted as follows:

                 (i) It is purchasing the Bonds for its own account or an account with respect to which it exercises sole investment discretion, and it or the owner of such account is (A) a QIB, and, except with respect to the Initial Purchaser, is aware that the sale to it is being made in reliance on Rule 144A; (B) an Institutional Accredited Investor, or (C) not a U.S. Person for purposes of the 1933 Act and is acquiring the Bond pursuant to Regulation S; and in the case of each of (A) and (B) above, it is not acquiring such Bonds with a view to any resale or distribution thereof other than in accordance with the restrictions set forth below.

                (ii) It acknowledges that the Bonds have not been and will not be registered under the 1933 Act or any state securities law and may not be reoffered, resold or otherwise transferred except as permitted below.

               (iii)      Each holder of a Bond described in clause (i)(A) and
         (i)(B) above agrees that (A) within three years after the later of the original issuance of the Bonds or the sale thereof by an affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the 1933 Act) or if such holder was at the date of such transfer or during the three months preceding such date of transfer an affiliate of the Issuer, the Bonds may not be reoffered, resold, pledged or otherwise transferred except in compliance with any applicable securities laws of any state of the United States and only
         (1) to the Issuer or the Initial Purchaser, (2) pursuant to Rule 144A, to a person who the holder reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the 1933 Act purchasing for its own account or the account of another qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (3) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S under the 1933 Act, or (4) to an Institutional Accredited Investor, but only if, in connection with any transfer pursuant to clause (4) and certain other transfers as specified in the Indenture, a Transferee Agreement is delivered by the transferee to the Indenture Trustee, and (B) it will give the transferee notice of these restrictions on resale of the Bonds.

                (iv)      Each holder of a Bond described in clause (i)(A) and
         (i)(B) above understands that each such Bond, unless the Issuer determines otherwise consistent with applicable law, will bear a legend to the following effect:

                 THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS BOND, AGREES FOR THE BENEFIT OF THE ISSUER AND THE INDENTURE TRUSTEE THAT THIS BOND MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED (X) WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE HEREOF OR THE SALE HEREOF BY AN AFFILIATE OF THE ISSUER (COMPUTED IN ACCORDANCE WITH PARAGRAPH (d) OF RULE 144 UNDER THE 1933 ACT) OR (Y) BY AN AFFILIATE OF THE ISSUER OR BY ANY HOLDER THAT WAS AN AFFILIATE OF THE ISSUER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (1) TO THE ISSUER OR THE INITIAL PURCHASER, (2) PURSUANT TO RULE 144A, TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER

         IS BEING MADE IN RELIANCE ON RULE 144A, (3) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE 1933 ACT OR (4) TO AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT; AND IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (4) AND CERTAIN OTHER TRANSFERS AS SPECIFIED IN THE INDENTURE, A TRANSFEREE AGREEMENT IN THE APPROPRIATE FORM PROVIDED IN THE INDENTURE MUST BE DELIVERED TO THE INDENTURE TRUSTEE.

                 (v) Each holder of a Bond described in subclause (i)(C) above understands that any offers, sales or deliveries of the Bonds purchased by it in the United States or to U.S. persons prior to the date that is 40 days after the later of the commencement of the offering and the date of issuance of the Bonds may constitute a violation of United States law.

                (vi) Each holder of a Bond described in subclause (i)(C) above understands that each such Bond, unless the Issuer determines otherwise consistent with applicable law, will bear a legend to the following effect:

                 THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT") AND PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.

               (vii) It acknowledges that (A) it has been afforded an opportunity to request from the Issuer and to review, and it has received, all additional information considered by it to be necessary to verify the accuracy of the information herein and (B) no person has been authorized to give any information or to make any representation concerning the Bonds other than those contained in this Memorandum and, if given or made, such other information or representation should not be relied upon as having been authorized by the Issuer.

              (viii) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Bonds, and is, and the owner of any account for which it is acting is, able to bear the economic risk of its investment.

                (ix) It understands that the Issuer, the Indenture Trustee, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations, or warranties deemed to have been made by it by its purchase of the Bonds are no longer accurate, it shall promptly notify the Issuer. If it is acquiring any Bonds as fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

SECTION 2.13.       TRANSFERS OF BONDS FROM ONE FORM TO ANOTHER.

         (a) Global to Definitive or IAI Bonds. If a Bond Owner who holds a beneficial interest in a Rule 144A Global Bond or Regulation S Permanent Global Bond proposes to transfer a Bond (i) within the United States otherwise than pursuant to Rule 144A and the date of such proposed transfer is prior to three years after the later of the date of original issuance of the Bonds (or any predecessor of such Bond) or the sale of such Bond (or any predecessor of such Bond) by the Issuer or an Affiliate of the Issuer, or (ii) the proposed transferee wishes to hold such Bond in definitive, certificated form, then such Bond Owner must obtain the consent of the Indenture Trustee to the transfer. The Indenture Trustee shall consent to such transfer if the proposed transferor provides a transfer certificate substantially in the form of Exhibit H hereto and the transferee delivers an executed Transferee Agreement to the Indenture Trustee no later than 30 days prior to the date on which the transfer is to be effectuated and reflected in the Bond Register. After approval of the transfer, the Issuer will cause the requested IAI Bonds (in the case of clause
(i) above) or Definitive Bonds (in the case of clause (ii) above), to be prepared for execution and delivery, and the Indenture Trustee shall authenticate such Bond in accordance with this Indenture. Subject to DTC's customary procedures, the Bond Owner's interest in the Bonds held by DTC will be reduced in an amount equal to the aggregate principal amount of the Bond being transferred (and the Rule 144A Global Bond or the Regulation S Permanent Global Bond, as applicable, held by DTC will be modified or substituted for accordingly) and a Definitive Bond or IAI Bond in an equal aggregate principal amount registered in the name of the transferee shall be delivered to such transferee. Thereafter, such transferee shall be recognized as a Bondholder under the Indenture. In all cases, Definitive Bonds or IAI Bonds delivered in exchange for any beneficial interests therein will be registered in the names, and issued in any approved denominations, requested by DTC.

         Regulation S Temporary Global Bonds may not be exchanged for, or transferred to a Person who takes delivery in the form of, IAI Bonds or Definitive Bonds.

         (b) Definitive or IAI to Global Bonds. If a Bondholder that holds a Definitive Bond or an IAI Bond wishes to transfer such Bond pursuant to Rule 144A and the proposed transferee is a QIB that wishes to hold such Bond through DTC, then, upon written request of such Bondholder 30 days in advance, accompanied by a certificate in the form of Exhibit I hereto (the "Rule 144A Certificate"), and subject to the rules and procedures of DTC, the Indenture Trustee shall arrange for such Bond to be represented by a Rule 144A Global Bond registered to DTC. If a Bondholder that holds a Definitive Bond or IAI Bond wishes to transfer such Bond pursuant to Regulation S and the proposed transferee is a Person other than a U.S. Person that wishes to hold such Bond through DTC, then, upon written request (by presentation of a transfer certificate in the form of Exhibit H) of such Bondholder 30 days in advance, subject to the rules and procedures of DTC and, if applicable, Euroclear or CEDEL, the Indenture Trustee shall arrange for such Bond to be represented by a Regulation S Permanent Global Bond (or, if the Regulation S Temporary Global Bond has not been exchanged for the Regulation S Permanent Global Bond, a Regulation S Temporary Global Bond) registered in the name of DTC or a nominee thereof.

         (c) Global to Another Global. A beneficial interest in a Regulation S Permanent Global Bond may be transferred to a person who takes delivery in the form of an interest in a Rule 144A Global Bond, subject to the rules and procedures of DTC and Euroclear or CEDEL and upon receipt by the Indenture Trustee of a transfer certificate in the form of Exhibit H from the transferor. A beneficial interest in a Rule 144A Global Bond may be transferred to a person who takes delivery in the form of an interest in a Regulation S Temporary Global Bond or, after the 40-day restricted period described in 903(c)(3) of Regulation S, Regulation S Permanent Global Bond, subject to the rules and procedures of DTC and upon receipt by the Indenture Trustee of a transfer certificate in the form of Exhibit H.

         A beneficial interest in a Regulation S Temporary Global Bond may not be transferred to a person who takes delivery in the form of an interest in a Rule 144A Global Bond. A Regulation S Temporary Global Bond may be exchanged for a Regulation S Permanent Bond in accordance with Section 2.10(d).

         Any beneficial interest in one of the Global Bonds that is transferred to a person who takes delivery in the form of an interest in another Global Bond will, upon transfer, cease to be an interest in such Global Bond and become an interest in the other Global Bond and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Bond for as long as it remains such an interest.

SECTION 2.14.    NO OBLIGATION TO MONITOR COMPLIANCE.

         Neither the Indenture Trustee nor the Bond Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer or exchange of Bonds or any interest therein under this
Article II or under applicable law other than to require delivery of the agreements, certificates and/or opinions described in this Article II. Other than as with respect to the obligations set forth in the preceding sentence, the Indenture Trustee and the Bond Registrar shall have no liability for transfers of Bonds including transfers made through the book-entry facilities of DTC or between or among any DTC participants or Bond Owners, made in violation of applicable restrictions.

                                  ARTICLE III.

                                   COVENANTS

         SECTION 3.01.    PAYMENT OF BONDS.

         The Issuer shall pay or cause to be duly and punctually paid the principal of, and interest and other amounts on, the Bonds in accordance with the terms of the Bonds and this Indenture. The Bonds shall be non-recourse obligations of the Issuer and shall be limited in right of payment to amounts available from the Trust Estate as provided in this Indenture and neither the Issuer nor any other Person shall otherwise be liable for payments on the Bonds except as expressly provided under the Loan Documents. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 3.01, the provisions of this Section 3.01 shall control.

         SECTION 3.02.    MAINTENANCE OF OFFICE OR AGENCY.

         The Issuer shall cause the Indenture Trustee to maintain an office or agency as a location where Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Indenture Trustee has appointed its Corporate Trust Office, or in the alternative, its New York Presenting Office as the presenting agent for such purpose and for the purpose of presentment or surrender for payment of the Bonds and such agency shall be maintained at the Indenture Trustee's expense.

         The Issuer may also from time to time at its own expense designate one or more other offices or agencies (in or outside the City of New York) where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York, for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Bonds for payment may be made only in the City of New York, the State of New York and (iii) any designation of an office or agency for payment of Bonds shall be subject to
Section 3.03. The Issuer will give prompt written notice to the Indenture Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 3.03.    MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

         (a) All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the Collateral Proceeds Account pursuant to Section 8.02(c) or 8.02(d) or Section 5.08 shall be made on behalf of the Issuer by the Indenture Trustee or by a Paying Agent, and no amounts so withdrawn from the Collateral Proceeds Account for payments of Bonds shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.08 or 8.02(e).

         (b) If the Issuer shall have a Paying Agent that is not also the Bond Registrar, it shall furnish, or cause the Bond Registrar to furnish, no later than each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Bonds and of the Class and principal balance of the Bonds held by each such Holder.

         (c) Whenever the Issuer shall have a Paying Agent other than the Indenture Trustee, it will, on or before the Business Day next preceding each Payment Date (or Special Payment Date) direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Collateral Proceeds Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Bonds with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article VIII.

         (d) Any Paying Agent other than the Indenture Trustee shall be appointed by Issuer Order and at the expense of the Issuer. The Issuer shall not appoint any Paying Agent (other than the Indenture Trustee) which is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (b) of the definition of the term "Permitted Investments." The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                 (i) allocate all sums received for payment to the Holders of Bonds on each Payment Date (and Special Payment Date) among such Holders in the proportion specified in the applicable Payment Date Statement, in each case to the extent permitted by applicable law;

                (ii) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (iii) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Bonds if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                (iv) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any Default by the Issuer, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

                 (v) comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding of taxes from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any of the Bonds, the Issuer has provided the calculations pertaining thereto to the Paying Agent.

         (e) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         (f) Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for two and one-half years after such amount has become due and payable to the Holder of such Bond (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose right to interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Agent, at the last address of record for each such Holder).

         SECTION 3.04.    PROTECTION OF TRUST ESTATE.

         (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                 (i) Grant more effectively all or any portion of the Trust Estate;

                (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

               (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture; or

                (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, and of the Bondholders, in the Mortgages and the other property held as part of the Trust Estate against the claims of all Persons and parties.

                 The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.04; provided, however, that such designation shall not be deemed to create a duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, however, that the duty of the Indenture Trustee to execute any instrument required pursuant to this Section 3.04 shall arise only if the Indenture Trustee has knowledge pursuant to Section 6.01(d) of the occurrence of a failure of the Issuer to comply with the provisions of this
Section 3.04.

         (b) The Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.09(b), or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Indenture Trustee shall have first received an Opinion of Counsel (at the Issuer's expense) to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.


                                  ARTICLE IV.

                           SATISFACTION AND DISCHARGE

         SECTION 4.01.    SATISFACTION AND DISCHARGE OF INDENTURE.

         (a) This Indenture shall cease to be of further effect except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) the rights of Bondholders to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Indenture Trustee and the Fiscal Agent hereunder and (v) the rights of Bondholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture whenever the following conditions shall have been satisfied:

                 (i)      either

                          (1) all Bonds theretofore authenticated and delivered (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.05, and (ii) Bonds for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

                          (2) all Bonds not theretofore delivered to the Indenture Trustee for cancellation

                                  (A)      have become due and payable, or

                                  (B)      will become due and payable at the
                          Stated Maturity within one year,

         and the Issuer, in the case of clauses (2)(A) or (2)(B) above, has deposited or caused to be deposited with the Indenture Trustee, in trust for such purpose, cash or government securities (as such term is defined under Section 2(16) of the Investment Company Act of 1940, as amended) sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Indenture Trustee for cancellation, for principal and interest to the Maturity of the Bonds and in the case of Bonds that were not paid at their Stated Maturity, for all overdue principal and all interest payable on such Bonds to the next succeeding Payment Date therefor; and

                (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

               (iii) the Issuer has delivered to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel satisfactory in form and substance to the Indenture Trustee each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then this Indenture and the lien, rights and interests created hereby and thereby shall cease to be of further effect, and the Indenture Trustee and each co-trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (i), (ii) and (iii) above.

         (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer under Section 6.07 and the obligations of the Indenture Trustee to the Holders of Bonds under Section 4.02 shall survive.

         SECTION 4.02.    APPLICATION OF TRUST MONEY.

         All cash or government securities and proceeds therefrom deposited with the Indenture Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such cash or government securities and proceeds therefrom has been deposited with the Indenture Trustee.


                                   ARTICLE V.

                             DEFAULTS AND REMEDIES

         SECTION 5.01.    EVENTS OF DEFAULT.

         "Event of Default", wherever used herein with respect to Bonds issued hereunder, shall have the meaning ascribed to the term in the Glossary attached hereto as Annex I.

         SECTION 5.02.    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         (a) If an Event of Default occurs and is continuing, then and in every such case the Indenture Trustee or the Holders of Bonds representing not less than 25% of the principal balance of the Outstanding Bonds may declare the Bonds to be immediately due and payable by a notice in writing to the Issuer (and to the Indenture Trustee if given by Bondholders), and upon any such declaration, the Bonds, in an amount equal to the principal balance of the Outstanding Bonds, together with accrued and unpaid interest and any other amounts due thereon to the date of such acceleration, shall become immediately due and payable.

         (b) At any time after such a declaration of acceleration of Maturity of the Bonds pursuant to paragraph (a) of this Section 5.02 has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article provided, the Holders of Bonds representing more than 50% of the principal balance of the Outstanding Bonds, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

                 (i)      (A)     the Issuer has paid or deposited with the
         Indenture Trustee a sum sufficient to pay:

                                  (1)      all payments of principal of, and
                          interest (including any accrued and unpaid Excess Interest and interest accrued thereon) on, all Bonds and all other amounts that would then be due hereunder or upon all Bonds if the Event of Default giving rise to such acceleration had not occurred; and

                                  (2)      all unreimbursed Advances by the
                          Fiscal Agent, the Indenture Trustee and the Servicer under the Servicing Agreement (together with Advance Interest thereon) and all amounts due the Indenture Trustee pursuant to Section 6.07(a) and all amounts due the Servicer under the Servicing Agreement; and

                          (B) all Events of Default, other than the nonpayment of the principal of Bonds that have become due solely by such acceleration, have been cured or waived as provided in Section 5.15; or

                (ii) an election is made to act in accordance with the provisions of Section 5.05 with respect to the Event of Default that gave rise to such declaration.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

         Subject to the provisions of Section 3.01 and the following sentence, if an Event of Default occurs and is continuing, the Indenture Trustee (or the Servicer on its behalf) may in its discretion, subject to Section 5.05, proceed to protect and enforce its rights and the rights of the Bondholders by any Proceedings the Indenture Trustee (or the Servicer on its behalf) deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy. Any Proceedings brought by the Indenture Trustee (or the Servicer on its behalf) on behalf of the Bondholders or any Bondholder against the Issuer shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and the Mortgages and the other Loan Documents and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Issuer, other than the Trust Estate, except as otherwise expressly provided in the Loan Documents. If there is a foreclosure of any such liens, assignments, rights and security interests, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Bonds may be sought or obtained by the Indenture Trustee or any Bondholder against the Issuer, except as otherwise expressly provided in the Loan Documents. The Indenture Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Section 5.03, including reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and the Servicer and their respective agents and counsel.

         In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Bonds, and it shall not be necessary to make any Holders of the Bonds parties to any such Proceedings.

         SECTION 5.04.    REMEDIES.

         If an Event of Default shall have occurred and be continuing and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee (or the Servicer on its behalf) may do one or more of the following:

                 (a) institute Proceedings for the collection of all amounts then payable on the Bonds, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due, subject in all cases to the provisions of Sections 3.01 and 5.03;

                 (b) subject to the rights of the Bondholders under this Indenture, exercise such remedies under Section 6 of the Mortgages as the Indenture Trustee deems advisable to protect and enforce its rights against the Borrower and in and to the Mortgaged Property;

                 (c) take any actions pursuant to the Mortgages to cause the foreclosure of one or more of the Mortgaged Properties, and effect the sales of the related Foreclosed Properties called and conducted in any manner permitted by law; and

                 (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee or the Holders of the Bonds hereunder.

         SECTION 5.05.    OPTIONAL PRESERVATION OF TRUST ESTATE.

         If (i) an Event of Default shall have occurred and be continuing and
(ii) no Bonds have been declared due and payable or such declaration and its consequences are to be annulled and rescinded pursuant to Section 5.02, the Indenture Trustee may in conclusive reliance on the Servicer's determination that it is in the best interests of such Holders, and upon request from the Holders of more than 50% of the principal balance of the Outstanding Bonds shall, elect (by giving written notice of such election to the Issuer) to refrain from commencing foreclosure or other Proceedings to sell or liquidate the Mortgaged Properties and retain the Trust Estate securing the Bonds intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Bonds in accordance with the provisions of Articles Two, Three and Eight. If the Indenture Trustee is unable to give or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Indenture Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Bonds remaining at the time of such rescission by written notice to the Indenture Trustee and the Issuer from the Holders of more than 50% of the principal balance of the Outstanding Bonds.

         SECTION 5.06.    INDENTURE TRUSTEE MAY FILE PROOFS OF CLAIM.

         (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Bonds or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise to:

                 (i) file and prove a claim for the whole amount of principal and interest (including accrued and unpaid Excess Interest and interest accrued thereon) owing and unpaid in respect of the Bonds and file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Fiscal Agent and the Servicer, and their respective agents and counsel, in each case to the extent such amounts are otherwise payable under this Indenture or the Servicing Agreement) and of the Bondholders allowed in such Proceeding, and

                (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, the Fiscal Agent and the Servicer, and their respective agents and counsel, in each case to the extent such amounts are otherwise payable under this Indenture or the Servicing Agreement, and any other amounts due the Indenture Trustee under Section 6.07 and due the Servicer under Section 2.02 of the Servicing Agreement.

         (b) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Bonds or the rights of any Holder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.

         SECTION 5.07. INDENTURE TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

         All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Indenture Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Indenture Trustee or its designee shall be brought in the name of the Indenture Trustee as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of reasonable compensation, expenses, disbursements or advances of the Indenture Trustee, the Fiscal Agent and the Servicer and their respective agents and counsel, in each case to the extent such amounts are otherwise payable under this Indenture or the Servicing Agreement, be for the benefit of the Holders of the Bonds in accordance with their rights under this Indenture.

         SECTION 5.08.    APPLICATION OF MONEY COLLECTED.

         If the Bonds have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any Liquidation Proceeds (net of Liquidation Expenses) or other money collected by the Indenture Trustee with respect to such Bonds pursuant to this Article or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Bonds shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest (including accrued and unpaid Excess Interest and interest accrued thereon) on, such Bonds, plus any Yield Maintenance Premium due thereon, upon presentation and surrender thereof:

                 First:       To pay the Indenture Trustee, all accrued but
         unpaid Indenture Trustee Fees and fees payable to any co-trustee, and to the Servicer, all accrued but unpaid Servicing Fees (in that order of priority), and to the extent of any remaining Liquidation Proceeds (which proceeds shall be applied to pay the foregoing fees only after any other amounts collected by the Indenture Trustee have been applied), any accrued and unpaid Default Servicing Fees with interest thereon at the Advance Rate and Disposition Fees payable therefrom to the Servicer pursuant to the Servicing Agreement;

                 Second:      To pay (or reimburse the Indenture Trustee or the
         Servicer, in that order of priority) any Trust Estate Expenses;

                 Third:       To pay the amount necessary to reimburse the
         Fiscal Agent, the Indenture Trustee and the Servicer (in that order of priority) first, for any Property Protection Advances (and Advance Interest thereon) and second, any P&I Advances (and Advance Interest thereon), to the extent not previously reimbursed;

                 Fourth:      To the payment of amounts then due and unpaid
         upon the Class A Bonds for scheduled interest on the principal balance of the Outstanding Class A Bonds to the date on which payment is made at the Class A Interest Rate;

                 Fifth:       To the payment of the Class A Bonds, the
         principal balance of the Outstanding Class A Bonds;

                 Sixth:       To the payment of amounts then due and unpaid
         upon the Class B Bonds for scheduled interest on the principal balance of the Outstanding Class B Bonds to the date on which payment is made at the Class B Interest Rate;

                 Seventh:     To the payment of the Class B Bonds, the
         principal balance of the Outstanding Class B Bonds;

                 Eighth:      To the payment of amounts then due and unpaid
         upon the Class C Bonds for scheduled interest on the principal balance of the Outstanding Class C Bonds to the date on which payment is made at the Class C Interest Rate;

                 Ninth:       To the payment of the Class C Bonds, the
         principal balance of the Outstanding Class C Bonds;

                 Tenth:       To the payment of accrued and unpaid Excess
         Interest and interest accrued thereon, sequentially to the Class A, Class B and Class C Bonds until each such Class has been paid such amounts in full, with interest accrued on Excess Interest on a Class of Bonds payable prior to the accrued and unpaid Excess Interest on such Class of Bonds;

                 Eleventh:    To pay an amount equal to the Yield Maintenance
         Premium (unless such Event of Default shall have been declared during the Prepayment Window) first with respect to the Class A Bonds, then with respect to the Class B Bonds, and then with respect to the Class C Bonds, based on the amount of principal being applied on such Class of Bonds to the extent such principal is received prior to the date such principal otherwise was scheduled to be received;

                 Twelfth:     To the payment of any unpaid Default Servicing
         Fees (with interest thereon at the Advance Rate) due the Servicer; and

                 Thirteenth: To the payment of the remainder, if any, to the Issuer.

         SECTION 5.09.        LIMITATION ON SUITS.

         (a) No Holder of a Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture or the Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                 (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                (ii) the Holders of Bonds representing not less than 25% of the principal balance of the Outstanding Bonds shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

               (iii) such Holder or Holders have offered to the Indenture Trustee indemnity acceptable to the Indenture Trustee in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                 (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Bonds representing more than 50% of the principal balance of the Outstanding Bonds;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds.

         (b) In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Bonds, each representing less than 50% of the principal balance of the Outstanding Bonds, the Indenture Trustee in its sole discretion may take such action, if any, as otherwise permitted under this Indenture. In taking or refraining from taking such action, the Indenture Trustee shall not be required to take into account any such requests.

         SECTION 5.10. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

         Subject to the provisions in this Indenture (including Sections 3.01 and 5.03) limiting the right to recover amounts due on a Bond to recovery from amounts in the Trust Estate, and subject to Section 5.09, the Holder of any Bond shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of principal of and interest on such Bond as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.11.    RESTORATION OF RIGHTS AND REMEDIES.

         If the Indenture Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Bondholder, then and in every such case the Issuer, the Indenture Trustee and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.12.    RIGHTS AND REMEDIES CUMULATIVE.

         No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.13.    DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Indenture Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Indenture Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Bondholders, as the case may be.

         SECTION 5.14.    CONTROL BY BONDHOLDERS.

         The Holders of Bonds representing more than 50% of the principal balance of the Outstanding Bonds on the applicable Record Date shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee under this Indenture or any of the Loan Documents; provided that:

                 (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

                 (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Indenture Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

         SECTION 5.15.    WAIVER OF PAST DEFAULTS.

         (a) Subject to Section 5.02(b), the Holders of Bonds representing more than 50% of the principal balance of the Outstanding Bonds on the applicable Record Date may on behalf of the Holders of all the Bonds waive any past Default hereunder and its consequences, except a Default:

                 (i) in the payment of any installment of principal of, or interest (including accrued and unpaid Excess Interest and interest accrued thereon) on, any Bonds; or

                (ii) in respect of a covenant or provision hereof which under Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

         (b) Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 5.16.    UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Indenture Trustee (or the Servicer on its behalf), to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds representing more than 10% of the principal balance of the Outstanding Bonds, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of or the interest (including accrued and unpaid Excess Interest and interest accrued thereon) due on any Bond on or after the Stated Maturity thereof.

         SECTION 5.17.    WAIVER OF STAY OR EXTENSION LAWS.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.18.    RIGHTS UPON A NONRECOVERABLE ADVANCE DETERMINATION.

         Notwithstanding anything herein to the contrary, if in connection with any Event of Default the Servicer has recommended the commencement of foreclosure or any Proceedings or actions which relate to the realization against the Mortgaged Properties, or the Servicer has recommended the sale or liquidation of any Foreclosed Property, and, in either case, the requisite Bondholders have not approved such action pursuant to this Indenture, the Servicer shall be entitled to commence such foreclosure, Proceedings or actions and sell or liquidate such Foreclosed Property, as the case may be, in accordance with Accepted Servicing Practices, upon any determination by the Servicer or the Indenture Trustee that any previously made and unreimbursed Advances with Advance Interest thereon constitute Nonrecoverable Advances.

         SECTION 5.19.    ACTION ON BONDS.

         The Indenture Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Holders of Bonds shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

         SECTION 5.20.    NO RECOURSE TO OTHER ASSETS OF THE ISSUER.

         The Trust Estate Granted to the Indenture Trustee as security for the Bonds serves as security only for the Bonds. Except as expressly provided in the Loan Documents, Holders of the Bonds shall have no recourse against any other assets of the Issuer and no judgment against the Issuer for any amount due with respect to the Bonds may be enforced against any other assets of the Issuer, nor may any prejudgment lien or other attachment be sought against any other assets of the Issuer.

         SECTION 5.21.    FRANCHISE AGREEMENTS, ALLOCATION AFFIDAVITS, ETC..

         On the Closing Date, the Indenture Trustee and/or the Servicer on behalf of the Indenture Trustee shall be authorized to enter into one or more comfort letters, letter agreements or similar agreements substantially in the form attached as Exhibit J to this Indenture (each, a "Comfort Letter") with the franchisors under Franchise Agreements relating to the Mortgaged Properties for the purpose of establishing certain procedures in the event a franchisee has been terminated due to a default under a Franchise Agreement. Notwithstanding any rights the Indenture Trustee and/or the Servicer may have under a Comfort Letter with respect to a Franchise Agreement relating to a Mortgaged Property, so long as no Event of Default has occurred and is continuing, neither the Indenture Trustee nor the Servicer shall exercise such rights and shall subordinate and/or assign any such rights to the Issuer.

         The Indenture Trustee shall be authorized to enter into an allocation affidavit substantially in the form of Exhibit K to this Indenture with respect to the Mortgaged Property located in Georgia.

                                  ARTICLE VI.

                             THE INDENTURE TRUSTEE

         SECTION 6.01.    DUTIES OF INDENTURE TRUSTEE.

         (a) Upon any Default, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b)     Subject to Section 6.01(a):

                 (i) The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                (ii) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                 (i) This paragraph does not limit the effect of subsection (b) of this Section 6.01;

                (ii) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to

         Section 5.14 or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

         (d) For all purposes under this Indenture, the Indenture Trustee shall not be deemed to have notice or knowledge of any Default (other than an Issuer Payment Default) unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by a Responsible Officer of the Indenture Trustee at the Corporate Trust Office, and such notice references the Bonds generally, the Issuer, the Trust Estate or this Indenture.

         (e) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 6.07 and 8.02(c).

         (f) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Maturity of the Bonds, whether such extinguishment occurs through foreclosures of the Mortgages, the acquisition of the Mortgaged Properties by the Indenture Trustee or otherwise, the rights, powers and duties of the Indenture Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders and the rights of Bondholders shall continue to be governed by the terms of this Indenture.

         SECTION 6.02.    NOTICE OF DEFAULT.

         Within 90 days after the occurrence of any Default known to the Indenture Trustee, the Indenture Trustee shall transmit by mail to all Holders of Bonds notice of each such Default, unless such Default shall have been cured or waived; provided, however, that, except in the case of an Issuer Payment Default, the Indenture Trustee shall be protected in withholding such notice if and so long as the Responsible Officers of the Indenture Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Bonds. Concurrently with the mailing of any such notice to the Holders of the Bonds, the Indenture Trustee shall transmit by mail a copy of such notice to the Rating Agency.

         SECTION 6.03.    RIGHTS OF INDENTURE TRUSTEE.

         (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any such document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel (at the Issuer's expense) reasonably satisfactory in form and substance to the Indenture Trustee. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any such Certificate or Opinion.

         (c) The Indenture Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         SECTION 6.04.    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

         The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Bonds. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the Bonds or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

         SECTION 6.05.    MAY HOLD BONDS.

         The Indenture Trustee, the Fiscal Agent, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee, the Fiscal Agent, any Agent or such other agent.

         SECTION 6.06.    MONEY HELD IN TRUST.

         Money held by the Indenture Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or provided herein and except to the extent of income or other gain on investments that are obligations of the Indenture Trustee, in its commercial capacity, and income or other gain actually received by the Indenture Trustee on investments that are obligations of others and that are not, as expressly provided herein, for the account of the Indenture Trustee.

         SECTION 6.07.    COMPENSATION, REIMBURSEMENT AND INDEMNIFICATION.

         (a)     The Issuer agrees:

                 (i) to pay to the Indenture Trustee the Indenture Trustee Fee on a monthly basis, which Indenture Trustee Fee shall be payable from amounts deposited in the Central Account pursuant to the Servicing Agreement, for all services rendered by the Indenture Trustee hereunder;

                (ii) to pay to any co-trustee appointed hereunder its reasonable and customary fee not to exceed the Indenture Trustee Fee, which fee shall be payable from amounts deposited in the Central Account pursuant to the Servicing Agreement;

               (iii) except as otherwise expressly provided herein, to reimburse the Indenture Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the negligence or bad faith of the Indenture Trustee; and

                (iv) to indemnify the Indenture Trustee, its directors, officers, employees, agents and "control" persons within the meaning of the 1933 Act for, and to hold them harmless against, any loss, liability or expense (including reasonable attorney fees) incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust (including action taken by the Indenture Trustee at the direction of any Bondholders pursuant to this Indenture, at the direction of the Servicer pursuant to Section 2.05(a) of the Servicing Agreement and pursuant to the provisions of any Loan Document) including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

                          (1) with respect to any such claim, the Indenture Trustee shall have given the Issuer written notice thereof promptly after the Indenture Trustee shall have knowledge thereof; provided that failure to give such notice shall not affect the Indenture Trustee's right to indemnification hereunder, unless the Issuer's defense of such claim is materially prejudiced thereby;

                          (2) while maintaining absolute control over its own defense, the Indenture Trustee shall cooperate and consult fully with the Issuer in preparing such defense; and

                          (3) notwithstanding anything to the contrary in this Section 6.07(a)(iv), the Issuer shall not be liable for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer.

         (b) To the extent the fees and expenses itemized in Section 6.07(a) hereof are not otherwise paid, the Indenture Trustee may pay such fees and expenses pursuant to Section 8.02(c)(ii) hereof from moneys on deposit in the Collateral Proceeds Account.

         (c) As security for the payment obligations of the Issuer pursuant to the foregoing provisions of this Section 6.07, the Issuer hereby Grants to the Indenture Trustee a lien ranking at all times senior to the lien of the Bonds with respect to which any claim of the Indenture Trustee under this Section arose and senior to all other liens, if any, upon all property and funds held or collected as part of the Trust Estate for such Bonds by the Indenture Trustee in its capacity as such. The Indenture Trustee shall not (i) exercise or enforce such senior lien in any manner, or (ii) institute any Proceeding against the Issuer for any payments, reimbursements, or indemnifications to the Indenture Trustee or to enforce such lien, in either case unless (i) the Bonds have been declared due and payable following an Event of Default pursuant to Section 5.02, (ii) such acceleration of Maturity and its consequences have not been rescinded and annulled, and (iii) moneys collected by the Indenture Trustee are being applied in accordance with Section 5.08.

         (d) Subject to the last sentence of Section 6.07(c), nothing in this Section 6.07 shall be construed to limit (except as otherwise expressly provided in subsection (c) of this Section 6.07) the exercise by the Indenture Trustee of any right or remedy permitted under the Indenture or otherwise in the event of the Issuer's failure to pay the amounts due the Indenture Trustee pursuant to this Section 6.07.

         SECTION 6.08.    ELIGIBILITY: DISQUALIFICATION.

         This Indenture shall always have an Indenture Trustee who (i) shall be a corporation, national bank or national banking association organized and doing business under the laws of the United States or of any state or territory or the District of Columbia which (A) is authorized under such law to exercise corporate trust powers and (B) is subject to supervision or examination by federal, state, territorial or District of Columbia authority and (ii) shall not be an affiliate of the Issuer. The Indenture Trustee shall always have a combined capital and surplus as stated in Section 6.09.

         SECTION 6.09.    INDENTURE TRUSTEE'S CAPITAL AND SURPLUS.

         The Indenture Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $50,000,000; provided, however, that the Indenture Trustee's separate capital and surplus shall at all times be at least $150,000. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         SECTION 6.10.    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

         (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under Section 6.11.

         (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer and the Servicer. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Indenture Trustee within 30 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (c) The Indenture Trustee may be removed at any time by Act of the Holders representing more than 50% of the principal balance of the Outstanding Bonds delivered to the Indenture Trustee and to the Issuer.

         (d) If at any time the Indenture Trustee shall cease to be eligible under Section 6.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Issuer by an Issuer Order may remove the Indenture Trustee, and the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Indenture Trustee and to vest in such successor Indenture Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Issuer does not join in such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an event of default has occurred and is continuing, the Indenture Trustee may petition a court of competent jurisdiction to make such appointment.

         (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, the Issuer, by an Issuer Order shall promptly appoint a successor Indenture Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Indenture Trustee shall be appointed by Act of the Holders of Bonds representing more than 50% of the principal balance of the Outstanding Bonds delivered to the Issuer and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Issuer. If no successor Indenture Trustee shall have been so appointed by the Issuer or Bondholders and shall have accepted appointment in the matter hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

         (f) The Issuer shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee to the Holders of Bonds and the Servicer. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

         SECTION 6.11.    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

         (a) Every successor Indenture Trustee and successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee and retiring Fiscal Agent, respectively, an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee and retiring Fiscal Agent, respectively, shall become effective and such successor Indenture Trustee and successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee and retiring Fiscal Agent, respectively. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

         (b) No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

         SECTION 6.12. MERGER OR CONSOLIDATION OF THE INDENTURE TRUSTEE AND THE FISCAL AGENT.

         Any Person into which the Indenture Trustee or the Fiscal Agent, as the case may be, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Indenture Trustee or the Fiscal Agent shall be a party, or any Person succeeding to the business of the Indenture Trustee or the Fiscal Agent, shall be the successor of the Indenture Trustee or the Fiscal Agent, respectively, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that with respect to the Indenture Trustee such Person shall be eligible under the provisions of Section 6.08 and
Section 6.09.

         SECTION 6.13.    CO-TRUSTEES AND SEPARATE INDENTURE TRUSTEES.

         (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Indenture Trustee shall have power to appoint one or more Persons to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate.

         (b) The Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint such co-trustee. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Issuer.

         (c) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         (d) Every co-trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                 (i) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised, solely by the Indenture Trustee.

                (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such co-trustee jointly, as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee.

               (iii) The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section.

                (iv) No co-trustee hereunder shall be personally liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder. The Indenture Trustee shall not be liable by reason of any act or omission of a co-trustee to the extent such co-trustee is appointed in good faith and with due care.

                 (v) Except in the case of any conflicts between Classes, any Act of Bondholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee.

                (vi) Any co-trustee must meet the eligibility requirements of Section 6.08 hereof.

         SECTION 6.14.    SERVICING AGREEMENT AND CERTAIN DOCUMENTS.

         (a) Each of the Indenture Trustee and the Fiscal Agent is hereby authorized to execute and shall execute (i) the Servicing Agreement to provide for the servicing of the Secured Obligations and such other matters provided for therein and (ii) such other documents or agreements contemplated hereby and by the Servicing Agreement; and the Indenture Trustee is hereby authorized to execute and shall execute (i) the Subordination Agreement to provide for certain matters relating to the Leases and the Lessee and such other matters provided for therein and (ii) such other documents or agreements contemplated by the Subordination Agreement. Each of the Indenture Trustee and Fiscal Agent shall perform its duties and satisfy its obligations under the Servicing Agreement, the Subordination Agreement (if applicable) and such other documents, including its obligations to make Advances in certain circumstances pursuant to Section 4.03 of the Servicing Agreement. The Indenture Trustee shall take or cause to be taken such action as may be appropriate to enforce its rights under the Servicing Agreement, the Subordination Agreement and such other documents or agreements referred to above.

         (b) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the rights and powers of the Servicer with respect thereto shall vest in the Indenture Trustee, and the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under the Servicing Agreement until the Indenture Trustee shall have appointed, with the consent of the Rating Agency, a new servicer to serve as successor to the Servicer under the Servicing Agreement. Upon appointment of a successor Servicer, the Indenture Trustee, the Fiscal Agent and such Servicer shall enter into a new servicing agreement in a form substantially similar to the Servicing Agreement. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, but in no event shall such compensation of the successor Servicer (including the Indenture Trustee) be in excess of that payable to the original Servicer under the Servicing Agreement without confirmation from the Rating Agency that such compensation will not cause a qualification, withdrawal or downgrading of the ratings then maintained by the Rating Agency with respect to the Bonds.

         (c) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Indenture Trustee shall promptly notify the Rating Agency. As soon as any successor Servicer is appointed, the Indenture Trustee shall notify the Rating Agency, specifying in such notice the name and address of such successor Servicer.

         SECTION 6.15     REVIEW OF MORTGAGE FILES.

         By execution and delivery of this Indenture, the Indenture Trustee acknowledges receipt of the Mortgage Files in good faith and without actual notice or knowledge of any adverse claim pertaining to the Mortgaged Properties. The Indenture Trustee agrees, for the benefit of the Holders of the Bonds, to review the Mortgage Files within 90 days after the Closing Date. The Indenture Trustee's review shall be limited to a determination that all documents referred to in the definition of the term Mortgage Files have been delivered with respect to each such Mortgaged Property, that all such documents have been executed, and that all such documents relate to the Mortgaged Properties. In performing such review the Indenture Trustee may rely upon the purported genuineness and due execution of any such document and on the purported genuineness of any signature thereon. If the Indenture Trustee discovers any defect or omission in the Mortgage Files or that any document required to be delivered to it has not been delivered or that any document so delivered does not relate to any of the Mortgaged Properties, it shall promptly notify in writing the Issuer and the Servicer of such defect, omission or error, and the Issuer shall cure or correct such defect, omission or error within 90 days of receipt of such written notice.

                                  ARTICLE VII.

                         BONDHOLDERS' LISTS AND REPORTS

         SECTION 7.01.    ISSUER TO FURNISH INDENTURE TRUSTEE NAMES AND
                           ADDRESSES OF BONDHOLDERS.

         (a) Upon the reasonable request of the Indenture Trustee, the Issuer shall furnish or cause to be furnished to the Indenture Trustee a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Bonds as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Bond Registrar, no such list shall be required to be furnished.

         (b) In addition to furnishing to the Indenture Trustee the Bondholder lists, if any, required under subsection (a), the Issuer shall also furnish all Bondholder lists, if any, required under Section 3.03 at the times required by said Section 3.03.

         SECTION 7.02.    PRESERVATION OF INFORMATION: COMMUNICATIONS TO
                                  BONDHOLDERS.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of the Holders of Bonds received by the Indenture Trustee in its capacity as Bond Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section
7.01 upon receipt of a new list so furnished.

         (b) Three or more Bondholders (each of whom has owned a Bond for at least six months) may, by written request to the Indenture Trustee, obtain access to the list of all Bondholders maintained by the Indenture Trustee for the purpose of communicating with other Bondholders with respect to their rights under the Indenture. The Indenture Trustee may elect not to afford the requesting Bondholders access to the list of Bondholders if it agrees to mail the desired communication or proxy, on behalf of the requesting Bondholders, to all Bondholders.

         SECTION 7.03.    REPORTS BY INDENTURE TRUSTEE.

         Within a reasonable time after the first of each year after the issuance of the Bonds the Indenture Trustee shall mail to all Holders a brief report dated as of such date that, to the extent not set forth in the Payment Date Statement pursuant to Section 2.06(e) or in the statement pursuant to
Section 2.06(h), sets forth the information required to be reported in Form 1099. In addition, the Indenture Trustee shall furnish to any Bondholder; during the term of the Indenture, such information requested by the Bondholder for purposes of preparing its tax returns or any other regulatory filings or reports to the extent such information is in the possession of the Indenture Trustee or is producible without undue effort or expense; provided, that the Indenture Trustee shall be entitled to be reimbursed by such Bondholder for the Indenture Trustee's actual expenses incurred in providing such information if such information is not producible in the ordinary course of the Indenture Trustee's business.

         SECTION 7.04.    REPORTS BY ISSUER.

         For so long as the Bonds constitute "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, the Issuer, upon the request of any Bondholder, shall provide, or cause to be provided to, such Bondholder the information required to be delivered pursuant to Rule 144A(d)(4) under the 1933 Act to permit resales of the Bonds in transactions meeting the requirements of Rule 144A, as determined in the Issuer's sole discretion.

                                 ARTICLE VIII.

                       ACCOUNTS, PAYMENTS OF INTEREST AND
                            PRINCIPAL, AND RELEASES

         SECTION 8.01.    COLLECTION OF MONEYS.

         (a) Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if a default occurs in the making of any payment or performance required under the Servicing Agreement, any Required Insurance Policy or any Loan Document, the Indenture Trustee may, and upon the request of the Holders of Bonds representing more than 50% of the principal balance of the Outstanding Bonds shall, take such action as may be appropriate to enforce such payment or performance including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

         SECTION 8.02.    COLLATERAL PROCEEDS ACCOUNT.

         (a) On or before the Closing Date, the Indenture Trustee shall open at the Corporate Trust Office one or more segregated accounts, each of which must be an Eligible Account, and must be maintained in the name of "LaSalle National Bank, as Indenture Trustee for Holders of EQI Financing Partnership I, L.P., Commercial Mortgage Bonds, Series 1997-1 - Collateral Proceeds Account." The Indenture Trustee shall promptly deposit in the Collateral Proceeds Account (i) all Remittances received by it from the Servicer pursuant to the Servicing Agreement, (ii) any P&I Advances paid pursuant to the Servicing Agreement, (iii) all Prepayments and any related Yield Maintenance Premiums thereon received from or on behalf of the Issuer, and (iv) all other amounts received for deposit in the Collateral Proceeds Account. All amounts that are deposited from time to time in the Collateral Proceeds Account, and all Permitted Investments, if any, made with such moneys shall be held by the Indenture Trustee in the Collateral Proceeds Account as part of the Trust Estate as herein provided, subject to withdrawal by the Indenture Trustee for the purposes set forth in subsections (c) and (d) of this
Section 8.02. All funds withdrawn from the Collateral Proceeds Account pursuant to subsection (c) of this Section 8.02 for the purpose of making payments to the Holders of Bonds shall be applied in accordance with Section 3.03.

         (b) Amounts in the Collateral Proceeds Account may be invested and reinvested by the Indenture Trustee in one or more Permitted Investments as the Indenture Trustee may determine. Any and all income or other gain from such investments shall be retained by the Indenture Trustee as additional compensation. The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Collateral Proceeds Account resulting from any loss on any Permitted Investments other than any loss resulting from the negligence or intentional misconduct by the Indenture Trustee.

         (c) Unless the Bonds have been declared due and payable pursuant to Section 5.02 and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.08, on each Payment Date the Indenture Trustee shall withdraw from the Collateral Proceeds Account, in the amounts required, for application as follows:

                (i) first, the amount necessary to pay all accrued but unpaid Indenture Trustee Fees (and any fees payable to any co-trustee appointed hereunder) and any accrued but unpaid Servicing Fees (in that order of priority);

               (ii) second, the amount necessary to pay (or reimburse the Indenture Trustee or the Servicer, in that order of priority) any Trust Estate Expenses;

              (iii) third, the amount necessary to reimburse the Fiscal Agent, the Indenture Trustee and the Servicer (in that order of priority) for first, any Property Protection Advances (and Advance Interest thereon) and second, any P&I Advances (and Advance Interest thereon), previously made, to the extent not previously reimbursed, and either shall retain or remit to the Fiscal Agent or the Servicer such amounts as appropriate;

               (iv) fourth, the amount necessary to pay Required Debt Service Payments on the Bonds, to be paid as provided in Section 2.01;

                (v) fifth, the amount necessary to pay Yield Maintenance Premiums payable with respect to such Payment Date, to be paid on the Bonds as provided in Section 2.01(e);

               (vi) sixth, the amount necessary to pay any Prepayments (including Excess Principal Payments) made with respect to such Payment Date, to be paid as provided in Section 2.01;

              (vii) seventh, the amount necessary to pay accrued and unpaid Excess Interest on the Bonds, and interest accrued on such Excess Interest, to the extent payable on the Bonds, to be paid as provided in Section 2.01; and

                 (viii) eighth, the amount necessary to pay accrued but unpaid Default Servicing Fees (with interest thereon at the Advance
         Rate).

Each of the foregoing amounts shall be the amount set forth in the applicable Payment Date Statement.

         (d) On each Special Payment Date, the Indenture Trustee shall withdraw from the Collateral Proceeds Account all amounts deposited in the Collateral Proceeds Account in connection with any Prepayments to be made on such Special Payment Date and shall apply such amounts (i) first, to pay all items set forth in clauses (i) through (iii) of Section 8.02(c); (ii) second, to pay all accrued and unpaid interest with respect to the Prepayment, to be paid as provided in Section 2.01; and (iii) third, to pay the Prepayment made with respect to such Special Payment Date, to be paid as provided in Section 2.01(e).

         (e) On or after each Payment Date, so long as the Indenture Trustee shall have prepared a Payment Date Statement in respect of such Payment Date and shall have made the payments required pursuant to Section 8.02(c) and
(d) and required to be made as indicated in such Payment Date Statement, any amounts remaining in the Collateral Proceeds Account (other than Prepayments (and related accrued interest) deposited therein and payable on a subsequent Payment Date and any income or other gain from amounts in the Collateral Proceeds Account invested in Permitted Investments) shall be withdrawn from the Collateral Proceeds Account by the Indenture Trustee and remitted to the Servicer for deposit in the Central Account for application in accordance with the Servicing Agreement.

         SECTION 8.03. GENERAL PROVISIONS REGARDING THE COLLATERAL PROCEEDS ACCOUNT.

         (a) The Collateral Proceeds Account shall relate solely to the Bonds and to the Mortgaged Properties, Permitted Investments and other property securing the Bonds. Funds and other property in the Collateral Proceeds Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Indenture Trustee may hold any funds or other property received or held by it as part of the Collateral Proceeds Account in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Indenture Trustee and the Indenture Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to the Collateral Proceeds Account.

         (b) If any amounts are needed for disbursement from the Collateral Proceeds Account and sufficient uninvested funds are not available therein to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Collateral Proceeds Account.

         (c) The Indenture Trustee shall, at all times while any Bonds are Outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Indenture Trustee, all certificates or other instruments, if any, evidencing any investment of funds in the Collateral Proceeds Account. The Indenture Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with





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

the sale of any investment held in the Collateral Proceeds Account, against delivery of the amount receivable in connection with any sale.

         SECTION 8.04.    CENTRAL ACCOUNT

         (a) On or before each Payment Date occurring in a month in which Percentage Rent is due under the Leases, the Issuer shall deposit, or cause to be deposited, an amount equal to the FF&E Quarterly Installment into the Central Account for allocation by the Servicer pursuant to the Servicing Agreement to the FF&E Reserve Sub-Account.

         (b) The Issuer shall cause the Lessee to deposit all Rents due and owing after the Closing Date into the Central Account to be allocated by the Servicer in accordance with the Servicing Agreement.

         (c) The Issuer may direct the Servicer to invest and reinvest the funds in the Central Account in one or more Permitted Investments in such manner as the Issuer shall direct in writing from time to time, or if the Issuer fails to give any such directions or upon an Event of Default that is continuing, as the Servicer may determine pursuant to the Servicing Agreement. Earnings on Permitted Investments of amounts in the Central Account shall be applied or disbursed in accordance with the Servicing Agreement.

         SECTION 8.05. REPORTS BY INDENTURE TRUSTEE TO BONDHOLDERS; ACCESS TO CERTAIN INFORMATION.

         (a) On each Payment Date and Special Payment Date, the Indenture Trustee shall deliver the Payment Date Statement and Special Payment Date Statement, respectively, in accordance with Section 2.06(e) and Section 2.06(f). Any Bondholder that does not receive information through DTC or a Participant may request that Payment Date Statements, Special Payment Date Statements and other Indenture Trustee reports required to be delivered under this Indenture be mailed directly to it by written request to the Indenture Trustee (accompanied by verification of such Bondholder's ownership interest) at the Indenture Trustee's Corporate Trust Office.

         (b) The Indenture Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Bondholder or any person identified by the Issuer or a Bondholder to the Indenture Trustee as a prospective Bondholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Payment Date Statements and Special Payment Date Statements delivered since the Closing Date, (c) any Officers' Certificates and any Officers' Certificate of the Servicer delivered to the Indenture Trustee since the Closing Date as described in the Indenture,
(d) any Accountants' reports delivered to the Indenture Trustee since the Closing Date as required under the Servicing Agreement, (e) the most recent property inspection report prepared by or on behalf of the Servicer in respect of each Mortgaged Property and delivered to the Indenture Trustee, (f) the most recent annual operating statement, if any, collected by or on behalf of the Servicer and delivered to the





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

Indenture Trustee with respect to each Mortgaged Property, (g) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Servicer and delivered to the Indenture Trustee, and (h) any and all Officers' Certificates of the Servicer and other evidence delivered to the Indenture Trustee to support the Servicer's determination that any Advance was not or, if made, would not be recoverable. Copies of any and all of the foregoing items will be available from the Indenture Trustee upon request; however, the Indenture Trustee will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing such copies.

         SECTION 8.06.    RELEASE OF TRUST ESTATE.

         (a) The Indenture Trustee may, and when required by the provisions of this Indenture shall, execute such instruments or powers of attorney as are prepared and delivered to it by the Servicer to release property from the lien of this Indenture and the other Loan Documents, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

         (b) The Indenture Trustee shall, at such time as there are no Bonds Outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Bonds pursuant to Section 3.03 or 4.02), subject, however, to the payment and reimbursement of any unpaid or unreimbursed Servicing Fees, Indenture Trustee Fees, Disposition Fees, Default Servicing Fees (with interest thereon at the Advance Rate) and Advances with Advance Interest thereon owed to the Servicer, the Indenture Trustee or the Fiscal Agent.

         SECTION 8.07.    AMENDMENT TO SERVICING AGREEMENT.

         The Indenture Trustee may, without the consent of any Holder, enter into or consent to any amendment or supplement to the Servicing Agreement, subject to the requirements therein.

         SECTION 8.08.    APPOINTMENT OF SERVICER.

         In order to facilitate the servicing of the Bonds and the Collateral therefor, the Servicer has been appointed by the Indenture Trustee to, among other things, retain, in accordance with the provisions of the Servicing Agreement and this Indenture, all Remittances prior to the time they are deposited into the Collateral Proceeds Account.

         SECTION 8.09.    TERMINATION OF SERVICER.

         If the Servicer materially breaches or fails to perform or observe any obligations or conditions in the Servicing Agreement, the Indenture Trustee may terminate the Servicer in accordance with the Servicing Agreement. If the Indenture Trustee terminates the Servicer, the





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

Indenture Trustee shall pursuant to Section 5.03 of the Servicing Agreement assume the duties of the Servicer or appoint a successor servicer acceptable to the Issuer and the Rating Agency and meeting the requirements set forth in the Servicing Agreement.

         SECTION 8.10.    APPOINTMENT OF CUSTODIANS.

         The Indenture Trustee may, at no additional cost to the Issuer, with the consent of the Issuer, appoint one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Indenture Trustee. Each Custodian shall (i) be a financial institution supervised and regulated by the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision, or the Federal Deposit Insurance Corporation; (ii) have combined capital and surplus of at least $10,000,000;
(iii) be equipped with secure, fireproof storage facilities, and, have adequate controls on access to assure the safety and security of the Mortgage Files;
(iv) utilize in its custodial function employees who are knowledgeable in the handling of mortgage documents and of the functions of a mortgage document custodian; and (v) satisfy any other reasonable requirements that the Indenture Trustee may from time to time deem necessary to protect the interests of Bondholders in the Mortgage Files. Each Custodian shall be subject to the same obligations and standard of care as would be imposed on the Indenture Trustee hereunder assuming the Indenture Trustee retained the Mortgage Files directly. The appointment of one or more Custodians shall not relieve the Indenture Trustee from any of its obligations hereunder, and the Indenture Trustee shall remain responsible for all acts and omissions of any Custodian. If the Servicer is appointed as a Custodian in accordance with this Section 8.11, it shall fulfill its servicing and custodial duties and obligations through separate departments and, if it maintains a trust department, shall fulfill its custodial duties and obligations through such trust department.

         SECTION 8.11.    THE FISCAL AGENT.

         (a) All fees and expenses of the Fiscal Agent (other than interest owed to the Fiscal Agent in respect of unreimbursed Advances or deposits) incurred by the Fiscal Agent in connection with the transactions contemplated by this Indenture or the Servicing Agreement shall be borne by the Indenture Trustee and neither the Indenture Trustee nor the Fiscal Agent shall be entitled to reimbursement therefor from any of the Trust Estate or the Issuer.

         (b) The obligations of the Fiscal Agent set forth herein and in the Servicing Agreement shall exist for so long as the initial Indenture Trustee shall act as Indenture Trustee hereunder. The obligations of the Fiscal Agent set forth herein and in the Servicing Agreement shall cease to exist to the extent that the initial Indenture Trustee is no longer acting as Indenture Trustee hereunder.

         (c) Any notice to the Indenture Trustee shall be deemed a notice to the Fiscal Agent.

         (d) The Fiscal Agent shall be entitled to be indemnified to the same extent provided herein with respect to the Indenture Trustee.





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



                                  ARTICLE IX.

                          SUPPLEMENTAL INDENTURES AND
                     MODIFICATIONS OF OTHER LOAN DOCUMENTS

         SECTION 9.01.    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF
                                  BONDHOLDERS.

         Without the consent of the Holders of any Bonds, the parties hereto at any time and from time to time, may enter into one or more indentures supplemental hereto, or modification or amendment to any other Loan Document, in form satisfactory to the Indenture Trustee, for any of the following purposes:

                 (a) to correct or amplify the description of any property at any time subject to the lien of this Indenture and the related Mortgage, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture and the related Mortgage, or to subject to the lien of this Indenture additional property;

                 (b) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                 (c) to evidence the succession of another Person to the Issuer to the extent expressly permitted under the Loan Documents and the Partnership Agreement or Certificate of Limited Partnership of the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

                 (d) to add to the covenants of the Issuer, for the benefit of the Holders of all Bonds or to surrender any right or power herein conferred upon the Issuer; and

                 (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture provided that such action shall not adversely affect in any material respect the interests of the Holders of the Bonds, as evidenced by a letter from the Rating Agency that the amendment will not cause a qualification, withdrawal or downgrading of the ratings then maintained by the Rating Agency with respect to the Bonds.

         SECTION 9.02.    SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS.

         (a) With the consent of the Holders of Bonds representing not less than 66 2/3% of the principal balance of the Outstanding Bonds by Act of said Holders delivered to the Issuer and the Indenture Trustee, the parties hereto may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                 (i) change the Stated Maturity of the Bonds or the installment of interest on the Bonds, reduce the principal amount of the Bonds, the Class Interest Rate on the Bonds, Excess Interest that may accrue or be payable on the Bonds or the Yield Maintenance Premium payable with respect to certain Prepayments on the Bonds or change the terms under which such Yield Maintenance Premiums are required to be paid, or change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of the principal of or interest on any Bond on or after the Stated Maturity thereof;

                (ii) reduce the percentage of the principal balance of the Outstanding Bonds, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

               (iii)      modify any of the provisions of this Section or
         Section 5.14, except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

                (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                 (v) permit the creation of any lien other than the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Liens) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

                (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the Scheduled Payment for any Payment Date (including the calculation of any of the individual components of such Scheduled Payment).

         (b) The Indenture Trustee may determine whether or not any Bonds would be affected by any supplemental indenture in reliance upon an Opinion of Counsel or confirmation from the Rating Agency that such supplemental indenture will not cause a qualification, withdrawal or downgrading of the ratings then maintained by the Rating Agency with respect to the Bonds and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

         (c) It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         (d) Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Bonds to which such supplemental indenture relates a notice prepared by the Issuer setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03.    EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 9.04.    EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture far all purposes; and every Holder of Bonds to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

         Notwithstanding any provision of this Article IX to the contrary, any modification, amendment or supplement to this Indenture that is adverse to the interests of the Servicer in any material respect shall not be binding upon the Servicer without the Servicer's prior written consent.

         SECTION 9.05.    REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES .

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Bonds.

         SECTION 9.06.    AMENDMENTS TO LOAN DOCUMENTS.

         (a) With the consent of the Issuer and the Holders of Bonds representing at least 66 2/3% of the principal balance of the Outstanding Bonds by Act of said Holders delivered to the Issuer and the Indenture Trustee, the Issuer and the Indenture Trustee may enter into a modification of any Loan Document (other than the Indenture or the Bonds) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, such Loan Document or of modifying in any manner the rights of the Holders of the Bonds under such Loan Document; provided, however, that no such modification shall, without the consent of the Holder of each Outstanding Bond affected thereby, have any of the results enumerated in Section 9.02(a) (i) through (vi).

         (b) The Indenture Trustee may determine whether or not any Bonds would be affected by any modification of a Loan Document in reliance upon an Opinion of Counsel or confirmation from the Rating Agency that the modification will not cause a qualification, withdrawal or downgrading of the ratings then maintained by the Rating Agency with respect to the Bonds and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith. The Indenture Trustee may, but shall not be obligated to, enter into any such modification of a Loan Document that affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

         (c) It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed modification, but it shall be sufficient if such Act shall approve the substance thereof.

         (d) The Indenture Trustee shall deposit in the related Mortgage File an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof, except to the extent such documents have been submitted to the applicable recording office, in which event the Indenture Trustee shall place a copy of such document in the related Mortgage File and shall place an original counterpart therein when the original is returned from the recording office.

         SECTION 9.07.    AMENDMENTS TO GOVERNING DOCUMENTS.

                 (a) The Indenture Trustee shall, upon Issuer Request, consent to any proposed amendment to the Issuer's or the General Partner's governing documents, or an amendment to or waiver of any provision of any other document relating to the Issuer's or General Partner's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Indenture Trustee of:

                 (i) an Opinion of Counsel to the effect that such amendment or waiver will not adversely affect the interests of the Holders of the Bonds and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

                (ii) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; and

               (iii) written confirmation from the Rating Agency that the implementation of the proposed amendment or waiver will not cause a qualification, withdrawal or downgrading of the ratings then maintained by the Rating Agency with respect to the Bonds.

         (b) Notwithstanding the foregoing, the Indenture Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

         (c) Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Indenture Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Indenture Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.


                                   ARTICLE X.

                                 MISCELLANEOUS

         SECTION 10.01.   COMPLIANCE CERTIFICATES.

         Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

         SECTION 10.02.   FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE.

         (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         (b) Any certificate or opinion of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

         (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         (d) Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

         (e) Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

         SECTION 10.03.   ACTS OF BONDHOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c)     The ownership of Bonds shall be proved by the Bond Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not, notation of such action is made upon such Bonds.

         SECTION 10.04.   NOTICES TO INDENTURE TRUSTEE AND ISSUER.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                 (a) the Indenture Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Indenture Trustee at its Corporate Trust Office; or

                 (b) the Issuer by the Indenture Trustee or by any Bondholder shall be sufficient for every purpose hereunder (except for certain Events of Default as provided in the definition of Event of Default) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at 4735 Spottswood, Suite 102, Memphis, Shelby County,

         Tennessee 38117, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.

         SECTION 10.05.   NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF
NOTICES.

         (a) Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other Bondholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

         (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 10.06.   RULES BY INDENTURE TRUSTEE.

 The Indenture Trustee may make reasonable rules for any meeting of Bondholders.

         SECTION 10.07.   EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 10.08.   SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         SECTION 10.09.   SEPARABILITY.

         In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.10.   BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14, the Servicer and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 10.11.   LEGAL HOLIDAYS.

         Except as otherwise provided herein or in the Glossary, in any case where the date of any Payment Date, Special Payment Date or any other date on which principal of or interest on any Bond is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Special Payment Date or other date for the payment of principal of or interest on any Bond and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

         SECTION 10.12.   GOVERNING LAW.

         IN VIEW OF THE FACT THAT BONDHOLDERS MAY RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH BOND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

         SECTION 10.13.   COUNTERPARTS.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 10.14.   ISSUER OBLIGATION.

         Except as expressly provided in the Loan Documents, no recourse may be taken, directly or indirectly, against any organizer, General Partner or the Indenture Trustee or of any predecessor or successor of the Issuer or the Indenture Trustee with respect to the Issuer's obligations with respect to the Bonds or the obligations of the Issuer or the Indenture Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

         SECTION 10.15.   USURY.

         The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to the Highest Lawful Amount. In the event any payment of interest on any Bond exceeds the Highest Lawful Amount, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Indenture Trustee, acting on behalf of the Holder of such Bond, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Indenture Trustee, refund the amount of such excess or, at the option of the Indenture Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid. In addition, all sums paid or agreed to be paid to the Indenture Trustee for the benefit of Holders of Bonds for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such Bonds.

         SECTION 10.16    STREIT ACT.

         Any provisions required to be contained in this Indenture by Section 126 and Section 130-k of Article 4-A of the New York Real Property Law are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Indenture, provided, however, that to the extent that such Section 126 or Section 130-k shall not apply to this Indenture, said
Section 126 or Section 130-k should at any time be repealed or cease to apply to this Indenture, or be construed by judicial decision to be inapplicable, said Section 126 or Section 130-k as the case may be shall cease to have any further effect upon the provisions of this Indenture. In case of a conflict between the provisions of this Indenture and any mandatory provisions of
Article 4-A of the New York Real Property Law, such mandatory provisions of said Article 4-A shall prevail, provided that if said Article 4-A shall not apply to this Indenture, should at any time be repealed, or cease to apply to this Indenture, or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Indenture.

         SECTION 10.17    USE OF SCHEDULE C.

         Schedule C has been attached hereto for certain purposes set forth in the Mortgages.

                                     *****

                             [SIGNATURES TO FOLLOW]

         IN WITNESS WHEREOF, the Issuer, acting through its duly authorized general partner, the Indenture Trustee and the Fiscal Agent have caused this Indenture to be duly executed by officers thereunto duly authorized, all as of the day and year first above written.

                               EQI FINANCING PARTNERSHIP I, L.P.,
                               a Tennessee limited partnership

                               By:  EQI FINANCING CORPORATION,
                                    a Tennessee corporation,
                                    its duly authorized general partner


                               By:
                                    ------------------------------------------


                               LASALLE NATIONAL BANK,
                               as Indenture Trustee


                               By:
                                    ------------------------------------------



                               ABN AMRO BANK N.V.,
                               as Fiscal Agent


                               By:
                                   -------------------------------------------

                                   SCHEDULE A

            MORTGAGED PROPERTIES AND INITIAL ALLOCATED LOAN AMOUNTS

                     MORTGAGED                                           INITIAL ALLOCATED
                     PROPERTY                                               LOAN AMOUNTS
                    -----------                                          -----------------

                   Hampton Inn                                               $3,026,413
                   10 Bee Street
                   Meriden, Connecticut

                   Hampton Inn                                                4,650,885
                   129 Plains Road
                   Milford, Connecticut

                   Hampton Inn                                                3,167,496
                   6135 Youngerman Circle
                   Jacksonville, Florida

                   Hampton Inn                                                3,102,815
                   5000 North Tamiami Trail
                   Sarasota, Florida

                   Hampton Inn                                                3,781,071
                   5585 Whitesville Road
                   Columbus, Georgia

                   Hampton Inn                                                3,560,486
                   5550 Grand Avenue
                   Gurnee, Illinois

                   Hampton Inn                                                4,418,818
                   1087 Diehl Road
                   Naperville, Illinois

                   Hampton Inn                                                4,769,033
                   6817 East 82nd Street
                   Indianapolis, Indiana

                   Hampton Inn                                                4,060,556
                   1902 Embassy Square Boulevard
                   Louisville, Kentucky

                   Hampton Inn                                                4,291,658
                   925 Victors Way
                   Ann Arbor, Michigan

                   Hampton Inn                                                3,443,491
                   1922 Cedar Creek Road
                   Fayetteville, North Carolina

                   Hampton Inn                                                4,421,997
                   1859 Remount Road
                   Gastonia, North Carolina

                   Hampton Inn                                                3,581,889
                   29690 Detroit Road
                   Cleveland, Ohio

                   Hampton Inn                                                2,972,370
                   148 International Avenue
                   Knoxville (Alcoa), Tennessee

                   Hampton Inn                                                4,863,879
                   7619 IH-35N
                   Austin, Texas

                   Hampton Inn                                                3,703,488
                   320 Texas Avenue South
                   College Station, Texas

                   Hampton Inn                                                3,735,332
                   12670 East NW Highway
                   Dallas (Garland), Texas

                   Hampton Inn                                                2,905,519
                   2700 Cherry Lane
                   Fort Worth, Texas

                   Holiday Inn                                                3,337,956
                   2008 Hawthorne Road
                   Winston-Salem, North Carolina

                   Holiday Inn                                                5,786,610
                   250 Johnny Dodds Boulevard
                   Charleston (Mt. Pleasant), South Carolina

                   Residence Inn                                              2,396,017
                   6990 Dodge Street
                   Omaha, Nebraska

                   Residence Inn                                              2,522,541
                   501 D'Onofrio Drive
                   Madison, Wisconsin

                   Comfort Inn                                                5,499,680
                   1515 North First Street
                   Jacksonville Beach, Florida

                                   SCHEDULE B

                             AMORTIZATION SCHEDULE

                 [To be provided by Smith Barney upon pricing]

                                   SCHEDULE C

                SCHEDULE OF SURVEYS, PROPERTY CONDITION REPORTS
                           AND ENVIRONMENTAL REPORTS

                              SCHEDULE OF SURVEYS


                 1.      Hampton Inn                                          4.     Hampton Inn
                         129 Plains Road                                             5000 N. Tamiami Trail
                         MILFORD, CT 06460                                           SARASOTA, FL 34234

                         NOWAKOWSKI, O'BYMACHOW & KANE                               MOSBY ENGINEERING ASSOCIATES INC.
                         55 Bridgeport Avenue                                        3859 Bee Ridge Road
                         Shelton, Connecticut 06484                                  Sarasota, Florida 34233
                         Attn:    Mr. Allan Shepard                                  Attn:    Mr. Fred Lewis
                         Telephone:   203/924-7745                                   Telephone:   (813) 924-1101
                         Telecopier:  203/924-2660                                   Telecopier:  (813) 924-7130

                         SURVEY DATE: 8/17/94                                        SURVEY DATE: 2/24/94

                 2.      Hampton Inn                                          5.     Hampton Inn (Knoxville)
                         10 Bee Street                                               148 International Drive
                         MERIDEN, CT 06450                                           ALCOA, TN 37701

                         CONKLIN & SOROKA                                            BENCHMARK SURVEYING CO.
                         1484 Highland Avenue                                        8200 Kingston Pike, Suite C
                         Cheshire, Connecticut 06410                                 Knoxville, Tennessee  37919
                         Attn:    Mr. John Wagenblatt                                Attn:    Benny Moorman
                         Telephone:   203/272-1135                                   Telephone:   423/694-9406
                         Telecopier:  203/272-0316                                   Telecopier:  423/

                         SURVEY DATE:  9/16/94                                       SURVEY DATE: 2/16/96

                 3.      Hampton Inn                                          6.     Hampton Inn
                         6135 Youngerman Circle                                      5585 Whitesville Road
                         JACKSONVILLE, FL 32244                                      COLUMBUS, GA 31904

                         SUNSHINE STATE SURVEYORS, INC.                              JORDAN, JONES AND GOULDING, INC.
                         3131 St. Johns Bluff Road                                   Engineers and Planners
                         Jacksonville, FL 32216                                      6001 River Road, #408
                         Attn:    Arthur Mastronicola,                               Columbus, Georgia 31904
                                  Vice President                                     Attn:    Mr. Terry D. Hogg
                         Telephone:   (904) 642-8550                                 Telecopier:  706-324-3213
                         Telecopier:  (904) 646-9485
                                                                                     SURVEY DATE:  1/11/94
                         SURVEY DATE: 8/11/95

              7.      Hampton Inn                                             11.      Hampton Inn
                      29690 Detroit Road                                               5550 Grand Avenue
                      WESTLAKE, OH  44145                                              GURNEE, IL 60031

                      ZWICK ASSOCIATES, INC.                                           MANHARD CONSULTING, LTD.
                      Consulting Engineers                                             900 Woodlands Parkway
                      1344 West Bagley Road                                            Vernon Hills, Illinois  60061
                      Berea, Ohio 44017                                                Attn:   Mr. Dale A. Gray
                      Telephone:   216/891-1492                                        Telephone:   708/634-5550
                                                                                       Telecopier:  708/634-0095

                      SURVEY DATE:  2/21/94                                            SURVEY DATE:  5/16/94

              8.      Hampton Inn                                             12.      Hampton Inn
                      1859 Remount Road                                                1087 Diehl Road
                      GASTONIA, NC 28054                                               NAPERVILLE, IL 60563

                      TRIAD ENGINEERING                                                MID AMERICA SURVEY COMPANY
                      219 Hartman Run Road                                             460 South County Farm Road
                      Morgantown, WV  26505                                            Wheaton, Illinois 60189-0937
                      Attn:    Mr. Scott Krabill or                                    Attn:   Ms. Laura Tess or
                           Onas Aliff                                                      Dave Bronstadt
                      Telephone:   304/296-2562                                        Telephone:   708/690-3733
                      Telecopier:  304/296-8739                                        Telecopier:  708/690-3735

                      SURVEY DATE: 11/15/94                                            SURVEY DATE: 12/7/94

              9.      Hampton Inn                                             13.      Hampton Inn
                      1922 Cedar Creek Road                                            925 Victor's Way
                      FAYETTEVILLE, NC 28301                                           ANN ARBOR, MI

                      MOORMAN, KIZER & REITZEL                                         Washtinaw Engineering
                      Post Office Box 53774                                            3250 West Liberty Road
                      115 Broadfoot Avenue                                             Ann Arbor, MI 48106
                      Fayetteville, NC 28305                                           Telephone:   313/761-8800
                      Attn:   Mr. Jeffrey Reitzel
                      Telephone:   910/484-5191                                        SURVEY DATE:  3/30/94
                      Telecopier:  910/484-0388
                                                                              14.      Hampton Inn
                      SURVEY DATE 8/95                                                 7619 IH-35 North
                                                                                       AUSTIN, TX 78752
            10.       Hampton Inn
                      1902 Embassy Square Blvd.                                        DOUG SELIG LAND SURVEYORS, P.C.
                      LOUISVILLE, KY 40299                                             3802 Manchaca Road
                                                                                       Austin, Texas  78704
                      JAMES-WINSTEAD & ASSOCIATES                                      Attn:   Mr. Doug Selig, R.P.L.S.
                      2300 Meadow Drive, Suite 200                                     Telephone:
                      Louisville, Kentucky  40218                                      Telecopier:
                      Attn:   Mr. C. Melvin Winstead
                      Telephone:       502/456-2110                                    SURVEY DATE:  12/19/95

                      SURVEY DATE: 3/29/94

     15.     Hampton Inn                                     19.     Holiday Inn (Mt. Pleasant)
             12670 E. Northwest Highway                              250 Johnnie Dodds Blvd.
             DALLAS, TX 75228                                        CHARLESTON, SC 29464

             CARTER AND BURGESS                                      TRICO Environmetrics, Inc.
             7950 Elmbrook Drive, Suite 250                          Suite 201
             Dallas, Texas  75247                                    4055 Faber Place Drive
             Attn:   Mr. Mark Viktorin, R.P.L.S.                     N. Charleston, SC 29405
             Telephone:   214/263-2019                               Telephone:   (803) 871-6500
                                                                     Telecopier:  (804) 740-7707
             SURVEY DATE 6/29/95
                                                                     SURVEY DATE 8/15/95
    16.      Hampton Inn
             2700 Cherry Road                                20.     Holiday Inn
             FT. WORTH, TX 76116                                     2008 Hawthorne Road
                                                                     WINSTON-SALEM, NC 27103
             KADLECK & ASSOCIATES
             5336 Alpha Road, Ste. 5                                 International Land Services, Inc.
             Dallas, Texas 75240                                     611 24th Avenue S.W., Suite C
             Attn:   Lynn Kadleck                                    Norman, Oklahoma 73069
             Telephone:   214/702-0771                               Telephone:   405/364-9352
             Telecopier:  214/702-9832                               Telecopier:  405/321-2438

             SURVEY DATE: 2/20/94                            21.     Residence Inn
                                                                     501 D'Onofrio Drive
    17.      Hampton Inn                                             MADISON, WI 53719
             6817 East 82nd Street
             INDIANAPOLIS, IN 46250                                  ARNOLD & O'SHERIDAN
                                                                     815 Forward Drive
             MSE CORPORATION                                         Madison, Wisconsin  53711
             941 North Meridian Street                               Attn:    Mr. Donald Paulson
             Indianapolis, IN 46204                                  Telephone:   608/271-9651
             Attn:   Terry L. Kriebel                                Telecopier:  608/271-7284
             Telephone:   314/634-1000
             Telecopier:  317/634-3576                               SURVEY DATE

             SURVEY DATE: 8/17/95                            22.     Residence Inn
                                                                     6990 Dodge Street
    18.      Hampton Inn                                             OMAHA, NE 68132
             320 Texas Avenue South
             COLLEGE STATION, TX 77840
             KLING ENGINEERING & SURVEYING                           LAMP, RYNEARSON & ASSOCIATES
             S. M. Kling, R.P.L.S.                                   14747 California Street
             4103 Texas Avenue                                       Omaha, Nebraska 68154
             P.O. Box 4234                                           Attn:    Mr. Robert Proett
             Bryan, Texas 77802                                      Telephone:   402/496-2498
             Telephone:   (409)846-6212                              Telecopier:  402/496-2730

             SURVEY DATE: 3/1/94                                     SURVEY DATE:  11/11/95

     23.    Comfort Inn
            1515 North First Street
            JACKSONVILLE BEACH, FL 32250

            CLARSON AND ASSOC.
            1643 Naldo Avenue
            Jacksonville, FL  32207
            Attn:    Mr. Richard P. Clarson
            Telephone:   904/
            Telecopier:  904/346-2625

            SURVEY DATE:  10/10/95

                   SCHEDULE OF ENVIRONMENTAL AND PROPERTY CONDITION REPORTS
                                                                   Environmental and     Prepared By                     Date
             Franchise                 Location                   Property Condition
                                                                        Reports

  i.     Hampton Inn         Meriden, CT                     Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/22/95
                                                             Executive Summary

  ii.    Hampton Inn         Milford, CT                     Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/23/95
                                                             Executive Summary

  iii.   Hampton Inn         Jacksonville, FL                Phase I Environmental Site     EMG                          11/7/95
                                                             Assessment

                                                             Property Condition             EMG                          10/24/95
                                                             Executive Summary

  iv.    Hampton Inn         Sarasota, FL                    Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/27/95
                                                             Executive Summary

                   SCHEDULE OF ENVIRONMENTAL AND PROPERTY CONDITION REPORTS
                                                                   Environmental and     Prepared By                     Date
             Franchise                 Location                   Property Condition
                                                                        Reports
  v.     Hampton Inn         Columbus, GA                    Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

  vi.    Hampton Inn         Chicago, IL (Gurnee)            Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

  vii.   Hampton Inn         Chicago, IL (Naperville)        Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

  viii.  Hampton Inn         Indianapolis, IN                Phase I Environmental Site     EMG                          11/8/95
                                                             Assessment

                                                             Property Condition             EMG                          10/24/95
                                                             Executive Summary

  ix.    Hampton Inn         Louisville, KY                  Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

                   SCHEDULE OF ENVIRONMENTAL AND PROPERTY CONDITION REPORTS
                                                                   Environmental and     Prepared By                     Date
             Franchise                 Location                   Property Condition
                                                                        Reports
  x.     Hampton Inn         Ann Arbor, MI                   Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

  xi.    Hampton Inn         Fayetteville, NC                Phase I Environmental Site     EMG                          11/7/95
                                                             Assessment

                                                             Property Condition             EMG                          10/24/95
                                                             Executive Summary

  xii.   Hampton Inn         Gastonia, NC                    Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/22/95
                                                             Executive Summary

  xiii.  Hampton Inn         Cleveland, OH (Westlake)        Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

  xiv.   Hampton Inn         Knoxville, TN                   Phase I Environmental Site     EMG                          9/23/96
                                                             Assessment

                                                             Property Condition Survey      EMG                          9/24/96

                   SCHEDULE OF ENVIRONMENTAL AND PROPERTY CONDITION REPORTS
                                                                   Environmental and     Prepared By                     Date
             Franchise                 Location                   Property Condition
                                                                        Reports
  xv.    Hampton Inn         Austin, TX                      Phase I Environmental Site     O'Brien & Gere Engineers       12/95
                                                             Assessment

                                                             Property Condition Survey      EMG                          1/29/96

  xvi.   Hampton Inn         College Station, TX             Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

  xvii.  Hampton Inn         Dallas, TX (Garland)            Phase I Environmental Site     O'Brien & Gere Engineers        2/96
                                                             Assessment

                                                             Property Condition Survey      EMG                           2/6/96

  xviii. Hampton Inn         Fort Worth, TX                  Phase I Environmental Site     EMG                          9/26/95
                                                             Assessment

                                                             Property Condition             EMG                          9/26/95
                                                             Executive Summary

  xix.   Holiday Inn         Winston-Salem, NC               Phase I Environmental Site     IVI Environmental             8/9/96
                                                             Assessment

                                                             Property Condition             IVI International            8/13/96
                                                             Assessment

                   SCHEDULE OF ENVIRONMENTAL AND PROPERTY CONDITION REPORTS
                                                                   Environmental and     Prepared By                     Date
             Franchise                 Location                   Property Condition
                                                                        Reports
  xx.    Holiday Inn         Charleston, SC (Mt. Pleasant)   Phase I Environmental Site     EMG                           11/7/95
                                                             Assessment

                                                             Property Condition             EMG                          10/30/95
                                                             Executive Summary

  xxi.   Residence Inn       Omaha, NE                       Environmental Site             EMG                           5/11/95
                             (Alcoa)                         Assessment

                                                             Property Condition Survey      EMG                           2/12/96

  xxii.  Residence Inn       Madison, WI                     Phase I Environmental Site     EMG                           9/24/96
                                                             Assessment

                                                             Property Condition Survey      EMG                           9/26/96

  xxiii. Comfort Inn         Jacksonville Beach, FL          Environmental Site             Apex Environmental            2/22/96
                                                             Assessment

                                                             Property Condition Survey      EMG                           2/12/96

                                                                       EXHIBIT A


                              FORM OF CLASS A BOND


                                 [copy to come]

                                                                       EXHIBIT B


                              FORM OF CLASS B BOND


                                 [copy to come]

                                                                       EXHIBIT C


                              FORM OF CLASS C BOND


                                 [copy to come]

                                                                       EXHIBIT D

                            REQUEST FOR EXCHANGE OF
                       REGULATION S TEMPORARY GLOBAL BOND
                     FOR REGULATION S PERMANENT GLOBAL BOND
                                  (Bond Owner)

                       EQI FINANCING PARTNERSHIP I, L.P.
               COMMERCIAL MORTGAGE BONDS, SERIES 1997-1, CLASS _


                                _______________
                                     (DATE)



[MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, BRUSSELS OFFICE AS
OPERATOR OF THE EUROCLEAR SYSTEM]


[CEDEL BANK, SOCIETE ANONYME]


LaSalle National Bank
135 South LaSalle Street, 17th Floor
Chicago, Illinois 60674-4107
Attention:  Asset-Backed Securities Trust Services Group

EQI Financing Partnership I, L.P.
4735 Spottswood, Suite 102
Memphis, Shelby County, Tennessee 38117
Attention:  Howard A. Silver

Ladies and Gentlemen:

         Reference is hereby made to the Indenture dated as of January __, 1997 (the "Indenture") among EQI Financing Partnership I, L.P., as Issuer, LaSalle National Bank, as Indenture Trustee and ABN AMRO Bank, N.V., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given them in the "Glossary" attached as Annex I to the Indenture.

         This certificate relates to U.S. $_____________________ aggregate principal amount of Class _ Bonds (the "Bonds") which are held in the form of the Regulation S Temporary Global Bond (CINS No. _________) with the Depositary in the name of ___________________ [name of transferor] (the "Transferor") to effect the transfer of the beneficial interest in such Regulation

S Temporary Global Bond for a beneficial interest in an equivalent aggregate principal amount in the Regulation S Permanent Global Bond.

         In connection with such request, and in respect of such Bonds the Transferor confirms that:

                 1. It is either not a U.S. person (as defined below) or it has purchased its beneficial interest in the above referenced Regulation S Temporary Global Bond in a transaction that is exempt from the registration requirements under the 1933 Act.

                 2. It is delivering this certificate in connection with obtaining a beneficial interest in the Regulation S Permanent Global Bond in exchange for its beneficial interest in the Regulation S Temporary Global Bond.

         For purposes of this certificate, "U.S. person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. person who has sole or shared investment discretion with respect to it assets), (iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the 1933 Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in
Section 902(o)(7) of Regulation S under the 1933 Act and any other similar international organizations, and their agencies, affiliates and pension plans.

         The undersigned Transferor irrevocably authorizes you to produce this certificate or a copy hereof to any interested party in any administrative or other proceedings with respect to the matters covered by this certificate.

                                    Very truly yours,

                                    [TRANSFEROR]


Dated:                              By:
                                       -------------------------------
                                    Name:
                                    Title:


         To be completed by the account holder as, or as agent for, the beneficial owner(s) of the Bonds to which this certificate relates.

                                                                       EXHIBIT E

                            REQUEST FOR EXCHANGE OF
                       REGULATION S TEMPORARY GLOBAL BOND
                     FOR REGULATION S PERMANENT GLOBAL BOND

                              (Euroclear or Cedel)

                       EQI FINANCING PARTNERSHIP I, L.P.
               COMMERCIAL MORTGAGE BONDS, SERIES 1997-1, CLASS _



                                _______________
                                     (DATE)


LaSalle National Bank
135 South LaSalle Street, 17th Floor
Chicago, Illinois 60674-4107
Attention:  Asset-Backed Securities Trust Services Group

EQI Financing Partnership I, L.P.
4735 Spottswood, Suite 102
Memphis, Shelby County, Tennessee 38117
Attention:  Howard A. Silver

Ladies and Gentlemen:

         Reference is hereby made to the Indenture dated as of February 6, 1997 (the "Indenture") among EQI Financing Partnership I, L.P., as Issuer, LaSalle National Bank, as Indenture Trustee and ABN AMRO Bank, N.V., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given them in the "Glossary" attached as Annex I to the Indenture.

         This certificate relates to U.S. $____________________ aggregate principal amount of Class _ Bonds (the "Bonds") which are held in the form of the Regulation S Temporary Global Bond (CINS No. ______________) with the Depositary to effect the transfer of the beneficial interest in such Regulation S Temporary Global Bond for a beneficial interest in an equivalent aggregate principal amount of the Regulation S Permanent Global Bond.

         In connection with such request, this is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Regulation S Temporary Global Bond set forth above (our "Member Organizations") substantially to the effect set forth in the Indenture, U.S. $__________________ aggregate principal amount of the Bonds is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source or any other person deemed a "U.S. person" under Regulation S under the Securities Act of 1933, as amended.

         We further certify (i) that we are not making available herewith for exercise (or if relevant, exercise of any rights of collection of any interest) any portion of the Regulation S Global Bond excepted in such certificates and
(ii) that, as of the date hereof, we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise or any rights of collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

         We understand that this certificate is required in connection with certain laws, and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

                                 Very truly yours,

                                 [MORGAN GUARANTY TRUST COMPANY
                                 OF NEW YORK, BRUSSELS OFFICE AS
                                 OPERATOR OF THE EUROCLEAR SYSTEM]

                                 [CEDEL BANK, SOCIETE ANONYME]


                                 By:
                                     -------------------------------------
                                 Name:
                                 Title:

                                                                       EXHIBIT F


                                LETTER AGREEMENT
                       (TO THE DEPOSITORY TRUST COMPANY)

                                                                       EXHIBIT G

                          FORM OF TRANSFEREE AGREEMENT

                       EQI FINANCING PARTNERSHIP I, L.P.
               COMMERCIAL MORTGAGE BONDS, SERIES 1997-1, CLASS _


                              --------------------
                              [Name of Transferee]



                                ---------------
                                     (DATE)

LaSalle National Bank
135 South LaSalle Street, 17th Floor
Chicago, Illinois 60674-4107
Attention:  Asset-Backed Securities Trust Services Group

EQI Financing Partnership I, L.P.
4735 Spottswood, Suite 102
Memphis, Shelby County, Tennessee 38117
Attention:  Howard A. Silver

Ladies and Gentlemen:

         The undersigned (the "Transferee") proposes to purchase all or some of the Class ___ Bonds (the "Bonds"), issued by EQI Financing Partnership I, L.P. pursuant to an Indenture dated as of February 6, 1997 (the "Indenture"), among EQI Financing Partnership I, L.P., as Issuer, LaSalle National Bank, as Indenture Trustee and ABN AMRO Bank, N.V., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given them in the "Glossary" attached as Annex I to the Indenture.

         1. Representations and Warranties. The Transferee represents and warrants:

                 (a) It is purchasing the Bonds for its own account or an account with respect to which it exercises sole investment discretion, and it or the owner is an Institutional Accredited Investor, and it is acquiring such Bonds for investment and not with a view to, or for offer and sale in connection with, any distribution (within the meaning of the 1933 Act) or fractionalization thereof or with any intention of reselling the Bonds or any part thereof, subject to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such Bonds pursuant to Rule 144A, Regulation S, or other exemption from registration available under the 1933 Act.

                 (b) It understands that each Bond, unless the Issuer determines otherwise consistent with applicable law, will bear a legend to the following effect:

                 THIS BOND HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS BOND, AGREES FOR THE BENEFIT OF THE ISSUER AND THE INDENTURE TRUSTEE THAT THIS BOND MAY NOT BE RESOLD, PLEDGED, OR OTHERWISE TRANSFERRED (X) WITHIN THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE HEREOF OR THE SALE HEREOF BY AN AFFILIATE OF THE ISSUER (COMPUTED IN ACCORDANCE WITH PARAGRAPH (D) OF RULE 144 UNDER THE 1933 ACT) OR (Y) BY AN AFFILIATE OF THE ISSUER OR BY ANY HOLDER THAT WAS AN AFFILIATE OF THE ISSUER AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE, OTHER THAN IN COMPLIANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ONLY (1) TO THE ISSUER OR THE INITIAL PURCHASER, (2) PURSUANT TO RULE 144A, TO A PERSON WHO THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE 1933 ACT OR (4) TO AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE 1933 ACT; AND IN CONNECTION WITH ANY TRANSFER PURSUANT TO CLAUSE (4) AND CERTAIN OTHER TRANSFERS AS SPECIFIED IN THE INDENTURE, A TRANSFEREE AGREEMENT IN THE APPROPRIATE FORM PROVIDED IN THE INDENTURE MUST BE DELIVERED TO THE INDENTURE TRUSTEE.

                 (c) It acknowledges that (i) it has been afforded an opportunity to request from the Issuer and to review, and it has received, all additional information considered by it to be necessary to verify the accuracy of the information herein and (ii) no person has been authorized to give any information or to make any representation concerning the Bonds other than those contained in this Memorandum and, if given or made, such other information or representation should not be relied upon as having been authorized by the Issuer.

                 (d) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Bonds and is, and any account or which it is acting is, able to bear the economic risk of its investment.

                 (e) It understands that the Issuer, the Indenture Trustee, the Initial Purchaser and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that if any of the acknowledgments, representations, or warranties deemed to have been made by it by its purchase of the Bonds are no longer accurate, it shall promptly notify the Issuer. If it is acquiring any Bonds as fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of such account.

                 (f) If it proposes that the Bonds being purchased by it are to be registered in the name of a nominee on its behalf, it has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment set forth below.

         2.      Transfer of the Bonds.

                 (a) The Transferee acknowledges that the Bonds have not been and will not be registered under the 1933 Act or any state securities law and may not be offered, resold or otherwise transferred except as permitted above.

                 (b) It agrees that (i) within three years after the later of the original issuance of the Bonds or the sale thereof by an affiliate of the Issuer (computed in accordance with paragraph (d) of Rule 144 under the 1933 Act) or if such holder was at the date of such transfer or during the three months preceding such date of transfer an affiliate of the Issuer, the Bonds may not be resold, pledged or otherwise transferred except in compliance with any applicable securities laws of any state of the United States and only (A) to the Issuer or the Initial Purchaser, (B) pursuant to Rule 144A, to a person who the holder reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the 1933 Act purchasing for its own account or the account of another qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (C) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S under the 1933 Act, or (D) to an Institutional Accredited Investor, but only if, in connection with any transfer pursuant to clause (D) and certain other transfers as specified in the Indenture, a Transfer Certificate in the appropriate form attached as an exhibit to the Indenture is delivered by the transferee to the Indenture Trustee, and (ii) it will give the transferee notice of these restrictions on resale of the Bonds.

Name of Nominee (if any):





                                   Very truly yours,

                                  [TRANSFEREE]



                                   By:
                                       ---------------------------
                                       Name:




                            Nominee Acknowledgement

         The undersigned hereby acknowledges and agrees that all Bonds being registered in its name pursuant to the foregoing Transferee Agreement are and shall be held by the undersigned as nominee for the Transferee identified above and for no other person.




                                   By:
                                        -----------------------------
                                              Duly Authorized

                                                                       EXHIBIT H

                              TRANSFER CERTIFICATE

                       EQI FINANCING PARTNERSHIP I, L.P.
               COMMERCIAL MORTGAGE BONDS, SERIES 1997-1, CLASS _


                             _______________, 1997
                                     (DATE)


LaSalle National Bank
135 South LaSalle Street, 17th Floor
Chicago, Illinois 60674-4107
Attention:  Asset-Backed Securities Trust Services Group

EQI Financing Partnership I, L.P.
4735 Spottswood, Suite 102
Memphis, Shelby County, Tennessee 38117
Attention:  Howard A. Silver

Ladies and Gentlemen:

         Reference is hereby made to the Indenture dated as of February 6, 1997 (the "Indenture") between EQI Financing Partnership I, L.P., as Issuer, LaSalle National Bank, as Indenture Trustee and ABN AMRO Bank, N.V., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given them in the "Glossary" attached as Annex I to the Indenture.

         This letter relates to U.S. $____________________ aggregate principal amount of Class ____ Bonds (the "Bonds"), which are held in the form of the following (check one):

         [ ] the Regulation S Permanent Global Bond with the Depositary (CINS No. _____________);
         [ ] the Rule 144A Global Bond (CUSIP No. ________________) with the Depositary;
         [ ]  Definitive Bond (CUSIP No. __________); or
         [ ]  IAI Bond (CUSIP No. __________).

Such Bonds are held in the name of _____________________ [name of transferor] (the "Transferor"), who intends to effect the transfer of such Bonds in exchange for an equivalent aggregate principal amount in the form of the following (check one):

         [ ]  the Regulation S Temporary Global Bond (CINS No. ________);
         [ ]  the Regulation S Permanent Global Bond (CINS No. ________);
         [ ]  Rule 144A Global Bond (CUSIP No. ________);
         [ ]  Definitive Bond (CUSIP No. _______); or

         [ ]  IAI Bond (CUSIP No. _______).


         In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with (i) the transfer restrictions set forth in the Indenture and (ii) in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

         With respect to transfers made otherwise than pursuant to Rule 144A, the Transferor further certifies that the Bonds are being transferred to a transferee that the Transferor reasonably believes is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933) and is acquiring at least $100,000 principal amount of Bonds for its own account or for one or more accounts as to which the transferee exercises sole investment discretion, and a Transferee Agreement, signed by such transferee, is attached hereto.

         With respect to transfers made in reliance on Rule 144A, the Transferor further certifies that the Bonds are being transferred to a transferee that the Transferor reasonably believes is purchasing the Bonds for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction. A Rule 144A Certificate, signed by the transferee, is attached hereto.

         With respect to transfers made in reliance on Regulation S, the Transferor does certify that:

                 (i) the offer of the Bonds was not made to a person in the United States;

                 (ii) either (i) at the time that the buy order was originated, the buyer was outside the United States, or the seller and any person acting on the seller's behalf believed that the buyer was outside the United States, or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

                 (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

                 (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933 (the "1933 Act");

         If the sale is being made in reliance on Regulation S during the 40-day restricted period specified in Rule 903(c)(3) of Regulation S, then the undersigned believes that the purchaser is not a U.S. person. For purposes of this certificate, "U.S. person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate or which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the 1933 Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the 1933 Act and any other similar international organizations, and their agencies, affiliates and pension plans.

         In addition, if the sale is being made pursuant to Regulation S during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

         You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                       [Name of Transferor]


                                        By:
                                           ----------------------------
                                        Name:
                                        Title:

         RULE 144A CERTIFICATE                                         EXHIBIT I


                       EQI FINANCING PARTNERSHIP I, L.P.
               COMMERCIAL MORTGAGE BONDS, SERIES 1997-1, CLASS _


                             _______________, 1997
                                     (DATE)



To:      LaSalle National Bank, as Indenture Trustee
         135 South LaSalle Street, 17th Floor
         Chicago, Illinois 60674-4107

Ladies and Gentlemen:

         In connection with our acquisition, pursuant to Rule 144A under the Securities Act of 1933 (the "Act"), of the Series 1997-1, Class _ Commercial Mortgage Bonds (the "Bonds") issued by EQI Financing Partnership I, L.P. , we certify that we are a qualified institutional buyer in that we satisfy the requirements of one or more of paragraphs (i) through (v) hereof (check applicable boxes).

[ ] (i) We are an entity referred to in sub-paragraphs (A) through (G) hereof and in the aggregate owned and invested on a discretionary basis, for our own account and the accounts of other qualified institutional buyers, at least the amount of securities specified below (not less than $100 million), calculated as provided in Rule 144A, as of the date specified below:

         [ ] (A) Corporation, etc. A corporation (other than a bank savings and loan or similar institution referred to in (ii) below), partnership, Massachusetts or similar business trust, organization described in Section 501(c)(3) of the Internal Revenue Code, small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or
                 (d) of the Small Business Investment Act of 1958, or business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

         [ ]     (B)  Insurance Company.  An insurance company as defined in
                 Section 2(13) of the Act; or

         [ ] (C) ERISA Plan. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974; or

         [ ] (D) State or Local Plan. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees; or

         [ ] (E) Trust Fund. A trust fund, whose trustee is a bank or trust, whose participants are exclusively plans specified in sub-paragraph (C) or (D) above (but not including trust funds having IRAs or Keogh plans as participants); or

         [ ] (F) Investment Company. An investment company registered under the Investment Company Act of 1940 or any business development company as defined in Section 2(a)(48) of that Act; or

         [ ]     (G)  Investment Advisor.  An investment adviser registered under the investment Advisers Act of 1940.

[ ] (ii) Bank or Savings and Loan. We are a bank as defined in Section 3(a)(2) of the Act, a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Act, or a foreign bank or savings and loan association or equivalent institution that in the aggregate owned and invested on a discretionary basis, for our own account and the accounts of other persons, at least the amount of securities specified below (not less than $100 million), calculated as provided in Rule 144A, as of the date specified below and had an audited net worth of at least $25 million as of the end of our most recent fiscal year. (This paragraph does not include bank commingled funds, except as noted in (i)(E) above.)

[ ] (iii) One of a Family of Investment Companies. We are an investment company registered under the Investment Company Act of 1940 that is part of a "family of investment companies", as defined in Rule 144A, that owned in the aggregate at least the amount of securities specified below (not less than $100 million), calculated as provided in Rule 144A, as of the date specified below.

[ ] (iv) We are a dealer registered under Section 15 of the Securities Exchange Act of 1934, and we are one of the following.

         [ ] (A) Dealer/QIB. We owned or invested on a discretionary basis, for our own account and the accounts of other qualified investment buyers, at least the amount of securities specified below (not less than $10 million), calculated as provided in Rule 144A, as of the date specified below.

         [ ] (B) Dealer/Riskless Principal or Agent. We are acting either on a riskless principal basis for simultaneous resale to a qualified institutional buyer or as agent for one or more qualified institutional buyers.

[ ] (v) Entity Owned By Qualified Buyers. We are an entity, all of the equity owners of which are qualified institutional buyers (each satisfying one or more of (i) through (iv) above including, as applicable, the $100 million test).

         In calculating the amount of securities owned or invested by an entity as provided in Rule 144A: (a) repurchase agreements, securities owned but subject to repurchase agreements, currency, interest rate and commodity swaps, bank deposit instruments, loan participations, securities of affiliates and dealers' unsold allotments are excluded; and (b) securities are valued at cost, except that they may be valued at market if they are reported in financial statements at market and no current cost information is published.

         Each entity, including a parent or subsidiary, must separately meet the requirements to be a qualified institutional buyer under Rule 144A. Securities owned by any subsidiary are included as owned or invested by its parent entity for purposes of Rule 144A only if (1) the subsidiary is consolidated in the parent entity's financial statements and (2) the subsidiary's investments are managed under the parent entity's direction (except that a subsidiary's securities are not included if the parent entity is itself a majority-owned consolidated subsidiary of another enterprise and is not a reporting company under the Securities Exchange Act of 1934).

         We further certify that we will purchase Bonds only for our own account or for the account of another entity that is a qualified institutional buyer including, if we are an insurance company, our separate accounts. We will not purchase Bonds for another entity under Rule 144A unless it satisfies one or more of paragraphs (i) through (v) above including, as applicable, the $100 million test. We agree to notify you of any change in the certifications herein, and each purchase by us of Bonds under Rule 144A from or through you will constitute a reaffirmation of the certifications herein (as modified by any such notice) as of the time of such purchase.


                                                           --------------------------------------------------------------
                                                                        [Name of Entity (Print or Type)]

Amount of Securities $                                     By:
                      ----------------------------             ----------------------------------------------------------
(specific amount owned/invested - may be
approximate, but not range or minimum)                     Name:
                                                                 --------------------------------------------------------
                                                                                  (Print or Type)
Most Recent Fiscal Year-End:                               Title:
                             ---------------------                -------------------------------------------------------
                                                                                  (Print or Type)
Date Owned/Invested:                                       Address of Entity:
                    -----------------                                         -------------------------------------------
(Complete only if this date is after most                                        (Print or Type)
recent fiscal year-end)


                          Complete blanks as indicated

                                                                         ANNEX I


                                    GLOSSARY








                                    ANNEX-1